UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09161

Nuveen California Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	February 29, 2024

 Nuveen Municipal

 Closed-End Funds

Nuveen Arizona Quality Municipal Income Fund	NAZ

Nuveen California Quality Municipal Income Fund	NAC

Nuveen California AMT-Free Quality Municipal Income Fund	NKX

Nuveen California Municipal Value Fund	NCA

Nuveen California Select Tax-Free Income Portfolio	NXC

Table

of Contents

Important Notices	3

Portfolio Managers’ Comments	4

Fund Leverage	10

Common Share Information	11

About the Funds’ Benchmarks	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	27

Statement of Assets and Liabilities	72

Statement of Operations	73

Statement of Changes in Net Assets	74

Statement of Cash Flows	77

Financial Highlights	78

Notes to Financial Statements	83

Shareholder Update	97

Important Tax Information	126

Shareholder Meeting Report	127

Additional Fund Information	128

Glossary of Terms Used in this Report	129

Board Members & Officers	130

Important Notices

Portfolio Manager Update for NAZ

Effective October 13, 2023, Stephen Candido has been added as a portfolio manager. There were no other changes to the portfolio management of the Fund during the reporting period.

Portfolio Manager Update for NAC, NKX, NCA and NXC

Effective October 13, 2023, Kristen DeJong has been added as a portfolio manager. There were no other changes to the portfolio management of the Funds during the reporting period.

NAZ, NAC, NKX and NCA - Change in Fiscal and Tax Year Ends

On February 28, 2024, the Funds’ Board of Trustees (the “Board”) approved that the Funds’ fiscal and tax year ends (collectively, “fiscal year end”) be changed from February 28/29 to August 31. As a result, effective March 1, 2024, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the period from March 1, 2024 through August 31, 2024.

Portfolio Managers’

Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen California ATM-Free Quality Municipal Income Fund (NKX)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Select Tax-Free Income Portfolio (NXC)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The portfolio managers for the Nuveen Arizona Quality Municipal Income Fund are Michael Hamilton and Stephen Candido, CFA. The portfolio managers for the Nuveen California Quality Municipal Income Fund (NAC), Nuveen California AMT-Free Quality Municipal Income Fund (NKX), Nuveen California Municipal Value Fund (NCA), and Nuveen California Select Tax-Free Income Portfolio (NXC) are Scott Romans, PhD and Kristen DeJong, CFA.

Effective October 13, 2023, Stephen Candido was added as a portfolio manager of NAZ. Michael Hamilton continues to serve as a portfolio manager of NAZ. Effective October 13, 2023, Kristen DeJong was added as a portfolio manager for NAC, NKX, NCA and NXC. Scott Romans continues to serve as a portfolio manager for NAC, NKX, NCA and NXC.

Here, the Funds’ portfolio managers review U.S. economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended February 29, 2024. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and market conditions during the twelve-month annual reporting period ended February 29, 2024?

The U.S. economy performed better than expected despite persistent inflationary pressure and elevated interest rates during the twelve-month period ended February 29, 2024. Gross domestic product rose at an annualized rate of 3.4% in the fourth quarter of 2023, after increasing at an annualized rate of 4.9% in third quarter of 2023, according to the U.S. Bureau of Economic Analysis second estimate. In 2023 as a whole, GDP was up 2.5% (from the 2022 annual level to the 2023 annual level), compared with an increase of 1.9% in 2022. During the reporting period, price pressures eased in comparison to 2022 given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period, inflation levels remained higher than central banks’ target levels.

The Fed raised its target fed funds rate three times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July 2023 and voting to hold it at that level at its subsequent meetings in 2023 and 2024. Early in the reporting period, the Fed’s activity led to significant volatility in bond and stock markets, given the uncertainty of how rising interest rates would affect the economy. One of the most highly visible impacts occurred in the U.S. regional banking sector in March 2023, when Silicon Valley Bank, Signature Bank, First Republic Bank and Silvergate Bank failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, which was considered vulnerable in the current environment. The Fed’s monetary tightening policy also contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings.

During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of February 2024, the unemployment rate was 3.9%, near its pre-pandemic low, with monthly job growth continuing to moderate from the faster pace earlier in the post-pandemic recovery. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.

During the reporting period, investors also continued to monitor government funding and deficits. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023 and February 2024. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management

The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period. Municipal yields fell across most of the maturity spectrum, with a very slight increase in 30-year maturities. Much of the decline in yields was concentrated in November-December 2023, when Treasury markets moved sharply to reassess the timing of potential Fed rate cuts and municipal yields followed in kind. While municipal bonds continued to exhibit relatively strong credit fundamentals, the change in yields was the dominant driver of municipal market performance, overpowering the impact of credit spread movements in this reporting period.

What were the economic and market environments in Arizona and California during the twelve-month reporting period ended February 29, 2024?

Arizona’s economy is showing mixed performance, with gains in health care and government but lagging performance in finance. Growth in the labor force outpaced job creation, causing the unemployment rate to increase. As of February 2024, Arizona’s unemployment rate was 4.1%, compared to the national rate of 3.9%. In May 2023, Governor Katie Hobbs signed the state’s $17.8 billion general fund budget for fiscal year 2024 (July 1, 2023, to June 30, 2024), which represented a slight decrease from fiscal year 2023. The budget makes a $250 million deposit into the rainy day fund and focuses on investments in education, water and affordable housing. The state projects it will end fiscal year 2024 with $1.8 billion in the rainy day fund. Arizona does not issue general obligation bonds per its constitution but does issue certificates of participation and lease revenue bonds. As of February 2024, S&P and Moody’s held Arizona’s issuer credit rating at AA and Aa1, respectively, with a stable outlook. Arizona municipal bond new issuance totaled $4.9 billion for the twelve-month period ended February 29, 2024, a 17.5% decrease from the same period a year earlier.

California’s $3.6 trillion economy is the largest in the United States, representing 14.1% of U.S. gross domestic product, and on a standalone basis would be the fifth largest economy in the world. The state’s economy is diverse and generally mirrors the nation’s economic composition but with a higher concentration in the information technology sector. The state’s unemployment rate was

5.3% as of February 2024, compared to the national rate of 3.9%. The state’s general fund budget for fiscal year 2024 (July 1, 2023, to June 30, 2024) totals $225.9 billion, which is 3.6% lower than the revised fiscal year 2023 budget. The fiscal year 2024 budget balanced a $31.7 billion shortfall, driven by “a declining stock market and persistently high inflation experienced in 2022, rising interest rates and job losses in high wage sectors” which have resulted in slower growth in revenues. California’s proposed budget of $208.7 billion for fiscal year 2024-2025 (July 1, 2024, to June 30, 2025) represents a 9.6% decrease over the prior year. The proposed budget projects a $37.9 billion budget gap because of substantial decline in the stock market that lowered revenues in 2022 and delayed income tax collections caused by storms in 2022. The state has released plans to address the deficit that include use of reserves, expenditure cuts, internal borrowing, delay, fund shifts and deferrals. As of February 2024, S&P affirmed its AA- rating on California general obligation (GO) debt but changed its outlook to stable from positive, and Moody’s rates the state’s GO Aa2 with a stable outlook. California municipal bond supply totaled $54.5 billion for the twelve-month period ended February 29, 2024, an 11.6% increase from the same period a year earlier.

Nuveen Arizona Quality Municipal Income Fund (NAZ)

What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?

The Fund seeks to provide current income exempt from both regular federal and Arizona state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

During the reporting period, the Fund employed inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income and total return enhancement. The Fund closed its investments in inverse floating rate securities by the end of the reporting period.

Portfolio Managers’ Comments (continued)

How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen Arizona Quality Municipal Income Fund (NAZ) outperformed the S&P Municipal Bond Arizona Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Arizona Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. Additionally, the Fund benefited from its overweight allocations to A rated bonds and to bonds rated below investment grade, including non-rated bonds. In addition, the Fund’s use of leverage through its issuance of preferred shares and investment in inverse floating rate securities contributed to relative performance during the reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Partially offsetting NAZ’s outperformance was its selection within the incremental tax sector. NAZ’s incremental tax sector holdings were generally shorter duration relative to the index, which detracted as shorter duration bonds lagged during the reporting period.

Nuveen California Quality Municipal Income Fund (NAC)

What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?

The Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

The higher interest rate environment during the reporting period also provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.

As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen California Quality Municipal Income Fund (NAC) outperformed the S&P Municipal Bond California Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond California Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund’s overweight allocations to A, BBB and below investment grade rated debt and underweight allocations to AAA and AA rated paper also contributed to relative performance. In addition, the Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares contributed to relative performance during the reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Partially offsetting the Fund’s outperformance were underweights to the tobacco, toll roads and higher education sectors, which were among the market’s stronger performers. In addition, an overweight to the public power sector, which lagged, detracted from relative performance.

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?

The Fund seeks to provide current income exempt from regular federal income taxes, California state income taxes and the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

The higher interest rate environment during the reporting period also provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.

As of February 29, 2024, the Fund continued to use inverse floating rate securities. The Fund employs inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management, income and total return enhancement.

How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen California ATM-Free Quality Municipal Income Fund (NKX) outperformed the S&P Municipal Bond California Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond California Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. In addition, the Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares contributed to relative performance during the reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Partially offsetting the Fund’s outperformance were underweights to the tobacco, toll roads and higher education sectors, which were among the market’s stronger performers. In addition, an overweight to the public power sector, which lagged, detracted from relative performance.

Nuveen California Municipal Value Fund (NCA)

What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?

The Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund may use tender option bonds to implement its investment strategies more efficiently, which may create up to 10% effective leverage. NCA had no effective leverage during the reporting period.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

The higher interest rate environment during the reporting period also provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new

Portfolio Managers’ Comments (continued)

purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.

How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen California Municipal Value Fund (NCA) outperformed the S&P Municipal Bond California Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond California Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund’s overweight allocations to A, BBB and below investment grade rated debt and underweight allocations to AAA and AA rated paper added to relative performance.

Partially offsetting the Fund’s outperformance were underweights to the tobacco, toll roads and higher education sectors, which were among the market’s stronger performers. In addition, an overweight to the public power sector, which lagged, detracted from relative performance.

Nuveen California Select Tax-Free Income Portfolio (NXC)

What key strategies were used to manage the Fund during the twelve-month reporting period ended February 29, 2024?

The Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities and its state’s individual income taxes or certain U.S. territories. To the extent that the Fund invests in bonds of municipal issuers located in other states, it may have income that is not exempt from state personal income tax. The Fund may use tender option bonds to implement its investment strategies more efficiently, which may create up to 10% effective leverage. NXC had no effective leverage during the reporting period.

During the reporting period, the Fund’s trading activity remained focused on pursuing its investment objective. The higher yield environment during this reporting period was favorable for the Fund to reset embedded yields higher in its portfolio, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.

The higher interest rate environment during the reporting period also provided an opportunity for the portfolio management team to buy lower rated credits in the Fund at wider-than-average credit spreads and with incrementally higher yields. These new purchases were funded by selling higher quality, lower yielding paper that had been bought when prevailing interest rates were lower.

How did the Fund perform during the twelve-month reporting period ended February 29, 2024?

For the twelve months ended February 29, 2024, the Nuveen California Select Tax-Free Income Portfolio (NXC) outperformed the S&P Municipal Bond California Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond California Index.

The Fund’s longer-duration positioning relative to its benchmark was the primary contributor to relative performance during the reporting period. The Fund maintained overweight allocations to longer-duration bonds, which generally performed well as interest rates fell in late 2023. The Fund’s overweight allocations to A, BBB and below investment grade rated debt and underweight allocations to AAA and AA rated paper also added to relative performance.

Partially offsetting the Fund’s outperformance were underweights to the tobacco, toll roads and higher education sectors, which were among the market’s stronger performers. In addition, an overweight to the public power sector, which lagged, detracted from relative performance.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard

& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

NAZ, NAC and NKX’s use of leverage contributed to relative performance over this reporting period.

As of February 29, 2024, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NAC	NKX	NCA	NXC
Effective Leverage*	37.54%	39.80%	40.48%	0.00%	0.00%
Regulatory Leverage*	37.54%	38.92%	38.54%	0.00%	0.00%

*

Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 29, 2024, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
Fund	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total
NAZ	$88,300,000	$ -	$88,300,000
NAC	$684,900,000	$497,900,000	$1,182,800,000
NKX	$ -	$397,100,000	$397,100,000

* Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements for further details.

** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements for further details.

Refer to Notes to Financial Statements for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 29, 2024. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NAC	NKX	NCA	NXC
March	$0.0325	$0.0360	$0.0415	$0.0290	$0.0435
April	0.0325	0.0360	0.0415	0.0290	0.0435
May	0.0325	0.0360	0.0415	0.0290	0.0435
June	0.0325	0.0360	0.0415	0.0290	0.0435
July	0.0310	0.0360	0.0415	0.0290	0.0435
August	0.0310	0.0360	0.0415	0.0290	0.0435
September	0.0310	0.0360	0.0415	0.0290	0.0435
October	0.0310	0.0360	0.0415	0.0290	0.0435
November	0.0350	0.0435	0.0455	0.0290	0.0435
December	0.0350	0.0435	0.0455	0.0290	0.0455
January	0.0350	0.0435	0.0455	0.0290	0.0455
February	0.0350	0.0435	0.0455	0.0290	0.0455
Total Distributions from Net Investment Income	$0.3940	$0.4620	$0.5140	$0.3480	$0.5280

Yields	NAZ	NAC	NKX	NCA	NXC
Market Yield[1]	3.88%	4.76%	4.76%	3.97%	4.16%
Taxable-Equivalent Yield[1]	6.84%	10.33%	10.36%	8.63%	9.06%

[1]

Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 43.3% for NAZ and 54.1% for NAC, NKX, NCA, and NXC, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund sought to pay regular monthly dividends out of its net investment income at a rate that reflected its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund paid dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund reported a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Updated Distribution Policy

On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time of the distribution which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Common Share Information (continued)

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY

During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or the Fund’s NAV per common share. The maximum aggregate offering under this Shelf Offerings are as shown in the accompanying table

NXC*
Maximum aggregate offering	1,300,000
*	Represents additional authorized shares for the period August 4, 2023 through February 29, 2024.

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

As of February 29, 2024 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAZ	NAC	NKX	NCA	NXC
Common shares repurchased and retired	133,000	383,000	230,000	-	-
Common shares authorized for repurchase	1,155,000	14,470,000	4,750,000	3,310,000	635,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

	NAZ	NAC
Common shares repurchased and retired	5,500	13,000
Weighted average price per common share repurchased and retired	$ 9.94	$ 9.96
Weighted average discount per common share repurchased and retired	(16.65)%	(16.91)%

OTHER COMMON SHARE INFORMATION

As of February 29, 2024, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAZ	NAC	NKX	NCA	NXC
Common share NAV	$12.68	$12.83	$13.33	$9.40	$13.98
Common share price	$10.83	$10.97	$11.48	$8.77	$13.11
Premium/(Discount) to NAV	(14.59)%	(14.50)%	(13.88)%	(6.70)%	(6.22)%
Average premium/(discount) to NAV	(14.37)%	(14.86)%	(13.24)%	(6.28)%	(5.61)%

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Arizona Index: An index designed to measure the performance of the tax-exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond California Index: An index designed to measure the performance of the tax-exempt California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NAZ	Nuveen Arizona Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 29, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of February 29, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NAZ at Common Share NAV	11/19/92	6.17%	1.48%	3.20%

NAZ at Common Share Price	11/19/92	(0.56)%	1.15%	2.82%

S&P Municipal Bond Index	–	5.50%	1.97%	2.71%

S&P Municipal Bond Arizona Index	–	5.17%	1.81%	2.55%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 29, 2024 - Common Share Price

Holdings Summaries as of February 29, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	158.4%
Other Assets & Liabilities, Net	1.7%
AMTP Shares, Net	(60.1)%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.6%
AAA	9.1%
AA	54.2%
A	17.2%
BBB	2.4%
BB or Lower	5.7%
N/R (not rated)	10.8%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	26.9%
Education and Civic Organizations	21.1%
Utilities	16.1%
Health Care	12.7%
Tax Obligation/General	12.1%
Transportation	4.7%
U.S. Guaranteed	2.1%
Long-Term Care	2.0%
Other	2.3%
Total	100%

States and Territories[2] (% of total municipal bonds)
Arizona	94.2%
Puerto Rico	3.6%
Guam	1.9%
Virgin Islands	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NAC	Nuveen California Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 29, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of February 29, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NAC at Common Share NAV	5/26/99	6.34%	0.99%	3.40%

NAC at Common Share Price	5/26/99	5.39%	0.59%	2.61%

S&P Municipal Bond Index	–	5.50%	1.97%	2.71%

S&P Municipal Bond California Index	–	5.41%	1.89%	2.80%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 29, 2024 - Common Share Price

Holdings Summaries as of February 29, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	163.7%

Short-Term Municipal Bonds	1.1%

Other Assets & Liabilities, Net	1.2%

Floating Rate Obligations	(2.4)%

MFP Shares, Net	(14.8)%

VRDP Shares, Net	(48.8)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	6.1%

AAA	5.3%

AA	39.4%

A	23.9%

BBB	7.5%

BB or Lower	3.4%

N/R (not rated)	14.4%

Total	100%

Portfolio Composition[1] (% of total investments)

Utilities	18.1%

Tax Obligation/General	16.6%

Transportation	16.4%

Health Care	15.7%

Tax Obligation/Limited	10.7%

Housing/Multifamily	10.4%

U.S. Guaranteed	6.7%

Other	5.4%

Total	100%

States and Territories[2] (% of total municipal bonds)

California	95.2%

Puerto Rico	4.1%

Guam	0.7%

Virgin Islands	0.0%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
Performance Overview and Holding Summaries as of February 29, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of February 29, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NKX at Common Share NAV	11/21/02	6.77%	1.46%	3.80%

NKX at Common Share Price	11/21/02	2.54%	1.15%	3.55%

S&P Municipal Bond Index	–	5.50%	1.97%	2.71%

S&P Municipal Bond California Index	–	5.41%	1.89%	2.80%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 29, 2024 - Common Share Price

Holdings Summaries as of February 29, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	163.1%

Short-Term Municipal Bonds	3.5%

Other Assets & Liabilities, Net	1.2%

Floating Rate Obligations	(5.3)%

MFP Shares, Net	(22.1)%

VRDP Shares, Net	(40.4)%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	7.2%

AAA	4.1%

AA	42.1%

A	18.2%

BBB	8.6%

BB or Lower	3.5%

N/R (not rated)	16.3%

Total	100%

Portfolio Composition[1] (% of total investments)

Tax Obligation/General	22.4%

Health Care	19.6%

Utilities	14.3%

Tax Obligation/Limited	13.9%

Housing/Multifamily	10.4%

Transportation	8.1%

U.S. Guaranteed	7.1%

Other	4.2%

Total	100%

States and Territories[2] (% of total municipal bonds)

California	92.6%

Puerto Rico	5.8%

Guam	1.1%

Virgin Islands	0.4%

New York	0.1%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NCA	Nuveen California Municipal Value Fund
Performance Overview and Holdings Summaries February 29, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of February 29, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NCA at Common Share NAV	10/07/87	5.87%	1.75%	3.06%

NCA at Common Share Price	10/07/87	4.70%	1.97%	2.95%

S&P Municipal Bond Index	–	5.50%	1.97%	2.71%

S&P Municipal Bond California Index	–	5.41%	1.89%	2.80%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 29, 2024 - Common Share Price

Holdings Summaries as of February 29, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	96.1%

Short-Term Municipal Bonds	3.2%

Other Assets & Liabilities, Net	0.7%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	1.1%

AAA	7.6%

AA	47.1%

A	23.6%

BBB	6.0%

BB or Lower	2.7%

N/R (not rated)	11.9%

Total	100%

Portfolio Composition[1] (% of total investments)

Tax Obligation/General	24.6%

Utilities	22.0%

Transportation	18.2%

Health Care	11.6%

Tax Obligation/Limited	9.5%

Housing/Multifamily	9.1%

Education and Civic Organizations	3.2%

Other	1.8%

Total	100%

States and Territories[2] (% of total municipal bonds)

California	96.9%

Puerto Rico	3.1%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NXC	Nuveen California Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of February 29, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of February 29, 2024

		Average Annual

	Inception Date	1-Year	5-Year	10-Year

NXC at Common Share NAV	6/19/92	5.96%	2.17%	3.41%

NXC at Common Share Price	6/19/92	(1.69)%	2.47%	3.38%

S&P Municipal Bond Index	–	5.50%	1.97%	2.71%

S&P Municipal Bond California Index	–	5.41%	1.89%	2.80%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 29, 2024 - Common Share Price

Holdings Summaries as of February 29, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	98.1%

Short-Term Municipal Bonds	1.1%

Other Assets & Liabilities, Net	0.8%

Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)

U.S. Guaranteed	7.1%

AAA	7.3%

AA	45.3%

A	23.1%

BBB	4.4%

BB or Lower	2.0%

N/R (not rated)	10.8%

Total	100%

Portfolio Composition[1] (% of total investments)

Tax Obligation/General	25.5%

Utilities	21.6%

Transportation	13.0%

Health Care	12.5%

Tax Obligation/Limited	11.0%

Housing/Multifamily	8.7%

U.S. Guaranteed	7.0%

Other	0.7%

Total	100%

States and Territories[2] (% of total municipal bonds)

California	97.7%

Puerto Rico	2.3%

Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Arizona Quality Municipal Income Fund, Nuveen California Quality Municipal Income Fund, Nuveen California AMT-Free Quality Municipal Income Fund, Nuveen California Municipal Value Fund, and Nuveen California Select Tax-Free Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of February 29, 2024, the related statements of operations, changes in net assets and cash flows for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2024, the results of their operations, changes in net assets and cash flows for the periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

April 26, 2024

(continued)

Appendix A

For the year ended February 29, 2024 (statements of operations and cash flows); for each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets); for each of the years in the five-year period ended February 29, 2024 (financial highlights):

Nuveen Arizona Quality Municipal Income Fund Nuveen California Quality Municipal Income Fund

Nuveen California AMT-Free Quality Municipal Income Fund

For the year ended February 29, 2024 (statement of operations); for each of the years in the two- year period ended February 29, 2024 (statement of changes in net assets); for each of the years in the five-year period ended February 29, 2024 (financial highlights):

Nuveen California Municipal Value Fund

For the year ended February 29, 2024 (statement of operations); for each of the years in the two- year period ended February 29, 2024 (statement of changes in net assets), for each of the years in the two-year period ended February 29, 2024, the eleven-month period ended February 28, 2022, and for each of the years in the three-year period ended March 31, 2021 (financial highlights):

Nuveen California Select Tax-Free Income Portfolio

NAZ	Nuveen Arizona Quality Municipal Income Fund Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 158.4% (100.0% of Total Investments)

	MUNICIPAL BONDS - 158.4% (100.0% of Total Investments)

	Education and Civic Organizations - 33.4% (21.1% of Total Investments)
$2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	$2,221,694
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	1,533,154
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D, 5.000%, 7/01/41	7/25 at 100.00	1,530,803
2,030	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B, 4.000%, 7/01/47	7/30 at 100.00	2,037,247
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	2,524,175
1,000	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2021A, 5.000%, 6/01/42	6/31 at 100.00	1,113,234
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37, 144A	7/26 at 100.00	518,493
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	534,452
250	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A	7/27 at 100.00	238,718
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	1,765,002
1,645	5.000%, 7/01/47	7/27 at 100.00	1,674,616
380	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/47, 144A	7/27 at 100.00	362,851
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A	11/27 at 100.00	202,936
420	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Somerset Academy of Las Vegas Aliante and Skye Canyon Campus Projects, Series 2021A, 4.000%, 12/15/41, 144A	12/29 at 100.00	356,302
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B, 5.000%, 3/01/48, 144A	9/27 at 100.00	344,572
190	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A	No Opt. Call	188,596
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	634,430
1,000	5.000%, 7/01/48	1/28 at 100.00	1,014,357
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A:
125	5.000%, 7/01/28	No Opt. Call	132,678
125	5.000%, 7/01/29	No Opt. Call	134,372
130	5.000%, 7/01/30	No Opt. Call	141,263
125	5.000%, 7/01/31	No Opt. Call	137,017
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St. Rose Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A	7/26 at 100.00	463,503
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38, 144A	3/24 at 105.00	1,044,189

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Education and Civic Organizations (continued)
$140	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020, 4.000%, 7/01/30, 144A	7/28 at 100.00	$131,106
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds,
	University of Indianapolis - Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	1,528,636
1,080	4.000%, 10/01/49	10/29 at 100.00	922,450
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.375%, 6/01/39, 144A	6/28 at 100.00	1,566,748
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019:
360	4.000%, 7/01/31	7/29 at 100.00	355,485
340	4.000%, 7/01/33	7/29 at 100.00	334,050
780	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Series 2020A, 5.000%, 7/01/50, 144A	7/29 at 100.00	725,006
195	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Social Series 2021A, 4.000%, 7/01/51, 144A	7/29 at 100.00	150,914
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	367,003
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	497,538
1,715	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Highland Prep Project, Series 2019, 5.000%, 1/01/50	1/30 at 100.00	1,759,569
700	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/41, 144A	7/31 at 100.00	613,544
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	850,028
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	529,433
300	5.000%, 7/01/47	7/26 at 100.00	301,155
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47	1/30 at 100.00	2,637,731
	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016:
775	5.000%, 7/01/37	7/26 at 100.00	800,632
1,000	5.000%, 7/01/38	7/26 at 100.00	1,029,611
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
1,155	5.000%, 6/01/40	6/24 at 100.00	1,155,887
1,000	Northern Arizona University, System Revenue Bonds, Refunding Series 2020B, 5.000%, 6/01/39 - BAM Insured	6/30 at 100.00	1,090,600
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	67,346
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	799,379
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A	7/24 at 100.00	502,834
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	317,182
300	5.000%, 7/01/45, 144A	7/25 at 100.00	294,191

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Education and Civic Organizations (continued)
$650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	$650,237
1,110	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45, 144A	9/30 at 100.00	1,000,436
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015:
110	3.250%, 7/01/25	No Opt. Call	107,953
400	5.000%, 7/01/35	7/25 at 100.00	403,648
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38	7/28 at 100.00	893,935
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	2,069,792
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019, 5.000%, 7/01/36	7/28 at 100.00	541,301
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	200,574
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	114,190
680	6.125%, 6/15/47, 144A	6/26 at 100.00	612,761
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	200,569
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	118,118
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	496,263
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/35 - BAM Insured	7/26 at 100.00	757,174
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 - BAM Insured	6/24 at 100.00	781,242
	Total Education and Civic Organizations		49,124,905

	Health Care - 20.2% (12.7% of Total Investments)
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	3,018,789
2,370	5.000%, 12/01/42	12/24 at 100.00	2,374,779
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s National Prince County Regional Medical Center, Series 2020A:
890	4.000%, 9/01/38	9/30 at 100.00	885,969
110	4.000%, 9/01/40	9/30 at 100.00	107,814
4,975	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2020A, 4.000%, 2/01/50	2/30 at 100.00	4,724,782
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/42	9/28 at 100.00	1,304,376
3,275	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A, 4.000%, 9/01/51 Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:	3/31 at 100.00	3,027,972
1,250	5.000%, 1/01/32	1/27 at 100.00	1,315,442
1,000	5.000%, 1/01/35	1/27 at 100.00	1,049,175
2,000	5.000%, 1/01/38	1/27 at 100.00	2,078,224
2,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 5.000%, 1/01/41	1/28 at 100.00	2,080,609
2,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds,	7/29 at 100.00	1,983,635
	Banner Health, Series 2019A, 4.000%, 1/01/44

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Health Care (continued)
$2,250	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical Center, Series 2021A, 3.000%, 4/01/51	4/31 at 100.00	$1,609,755
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36	8/26 at 100.00	1,059,469
2,100	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43	8/29 at 100.00	2,004,967
1,000	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	1,007,170
	Total Health Care		29,632,927

	Housing/Multifamily - 1.3% (0.8% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group - NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%, 6/01/44 - BAM Insured	6/29 at 100.00	1,220,793
250	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 5.375%, 10/01/56	10/29 at 103.00	192,598
500	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2022A, 7.000%, 10/01/56	10/29 at 103.00	463,330
	Total Housing/Multifamily		1,876,721

	Housing/Single Family - 2.0% (1.3% of Total Investments)
1,000	Phoenix and Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2023A, 5.450%, 9/01/48	9/32 at 100.00	1,065,367
750	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2023A, 4.850%, 7/01/48	7/32 at 103.31	769,267
1,130	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2024A, 4.800%, 7/01/54 , (WI/DD)	7/33 at 100.00	1,135,421
	Total Housing/Single Family		2,970,055

	Information Technology - 0.3% (0.2% of Total Investments)
410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 4.100%, 12/01/37, (AMT), (Mandatory Put 6/15/28)	2/28 at 100.00	414,132
	Total Information Technology		414,132

	Long-Term Care - 3.2% (2.0% of Total Investments)
585	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	444,951
1,000	Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/41	5/26 at 103.00	930,043
1,795	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	1,427,841
1,435	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2021A, 4.000%, 12/01/38	12/29 at 102.00	1,240,397
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 6.125%, 10/01/47, 144A	10/27 at 100.00	675,220
	Total Long-Term Care		4,718,452

	Tax Obligation/General - 19.2% (12.1% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 - BAM Insured	7/27 at 100.00	608,332
2,105	Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds, Series 2021, 4.000%, 7/01/45	7/30 at 100.00	2,099,872
1,045	Maricopa County School District 14 Creighton Elementary, Arizona, General Obligation Bonds, School Improvement Series 2021C, 4.000%, 7/01/34	7/31 at 100.00	1,125,035

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General (continued)
$2,315		Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38	7/28 at 100.00	$2,485,095
630		Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37	7/27 at 100.00	664,754
1,500		Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C, 5.000%, 7/01/36	7/28 at 100.00	1,606,265
1,350		Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, School Improvement Series 2018, 5.000%, 7/01/36	7/25 at 102.00	1,404,442
1,275		Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33	7/27 at 100.00	1,360,128
1,295		Maricopa County Union High School District 216 Agua Fria, Arizona, General Obligation Bonds, School Improvement, Project of 2023, Series 2024A, 5.000%, 7/01/43	7/33 at 100.00	1,466,404
		Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017:
1,000		5.000%, 7/01/34	7/27 at 100.00	1,059,156
1,000		5.000%, 7/01/36	7/27 at 100.00	1,057,210
690		Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	729,327
2,000		Paradise Valley Unified School District No. 69, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project of 2019, Series 2022D, 4.000%, 7/01/41	7/32 at 100.00	2,035,188
2,895		Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 - AGM Insured	7/24 at 100.00	2,907,195
1,500		Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 - BAM Insured	7/27 at 100.00	1,585,495
		Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A:
620		5.000%, 7/01/34 - BAM Insured	7/27 at 100.00	654,937
1,000		5.000%, 7/01/35 - BAM Insured	7/27 at 100.00	1,055,055
2,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/46	7/31 at 103.00	1,807,608
950		Tempe, Arizona, General Obligation Bonds, Series 2021, 5.000%, 7/01/39 Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:	7/31 at 100.00	1,062,041
715		4.500%, 7/01/33	7/24 at 100.00	715,805
665		4.500%, 7/01/34	7/24 at 100.00	665,383
		Total Tax Obligation/General		28,154,727

		Tax Obligation/Limited - 42.6% (26.9% of Total Investments)
100		Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	101,683
1,250		Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	1,302,799
275		Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	279,034
1,000		Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	1,017,930
1,215		Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 3, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	1,080,085
123	(c)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	94,597
1,210		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	1,213,519
1,810		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 - AGM Insured	7/27 at 100.00	1,904,219

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
$2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018, 4.375%, 7/15/43 - BAM Insured	7/27 at 100.00	$2,459,606
650	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2021, 4.000%, 7/15/41 - BAM Insured	7/31 at 100.00	646,397
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	4/24 at 100.00	483,913
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43	7/27 at 100.00	655,420
2,280	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45	7/30 at 100.00	1,757,450
1,035	Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds, Series 2020, 3.500%, 7/15/44	7/30 at 100.00	752,870
	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017:
105	5.000%, 7/15/32 - AGM Insured	7/27 at 100.00	111,267
1,145	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Revenue Bonds, Lucero Assessment District 2, Series 2023, 5.750%, 7/01/46	7/32 at 100.00	1,156,469
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012:
345	5.000%, 7/15/27 - BAM Insured	4/24 at 100.00	345,370
1,085	5.000%, 7/15/31	4/24 at 100.00	1,085,997
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 - BAM Insured	7/26 at 100.00	502,296
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/37 - BAM Insured	7/27 at 100.00	1,041,403
590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 - BAM Insured	7/27 at 100.00	612,304
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2020, 4.000%, 7/15/40 - BAM Insured	7/30 at 100.00	990,709
2,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2022, 5.000%, 7/15/42 - AGM Insured	7/32 at 100.00	2,131,616
322	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	314,295
	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016:
545	4.000%, 7/15/32	7/26 at 100.00	555,848
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	1,516,602
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	1,229,920
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	5/24 at 100.00	1,429,365
615	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/39	10/32 at 100.00	643,323
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/31	7/26 at 100.00	207,598
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 - BAM Insured	7/27 at 100.00	401,426
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	4/24 at 100.00	323,515
1,625	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	1,615,645
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38, (AMT)	4/24 at 100.00	580,044
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	1,005,636
1,500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/38	8/28 at 100.00	1,522,198
9,520	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 0.000%, 7/01/46	7/28 at 41.38	3,099,392

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
$2,440	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	$2,433,905
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	552,512
545	4.000%, 8/01/36	8/26 at 100.00	555,146
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	1,856,502
2,500	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds,	8/30 at 100.00	2,492,920
	Series 2020, 4.000%, 8/01/45
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
1,400	5.000%, 7/01/34 - BAM Insured	7/24 at 100.00	1,405,670
2,100	5.000%, 7/01/38 - BAM Insured	7/24 at 100.00	2,107,685
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	3,017,623
1,650	Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Refunding Series 2018, 5.000%, 7/15/39 - BAM Insured	7/28 at 100.00	1,773,563
694	Superstition Vistas Community Facilities District 1, Apache Junction, Arizona, Special Assessment Revenue Bonds, Series 2023, 6.000%, 7/01/47	7/33 at 100.00	666,897
3,000	Town of Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds, Series 2022, 5.000%, 8/01/47	8/32 at 100.00	3,293,467
500	Verrado District 1 Community Faciliites District, Buckeye, Arizona, General Obligation Bonds, Series 2023, 4.125%, 7/15/41 - BAM Insured	7/33 at 100.00	512,837
325	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 3.250%, 7/15/25, 144A	4/24 at 100.00	325,001
4,240	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020, 4.000%, 7/01/40 - BAM Insured	7/29 at 100.00	4,279,349
1,160	Yuma County, Arizona, Pledge Revenue Obligations, Series 2022, 4.250%, 7/15/42 - BAM Insured	7/32 at 100.00	1,183,429
	Total Tax Obligation/Limited		62,628,266

	Transportation - 7.5% (4.7% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	923,829
2,185	5.000%, 7/01/45	7/25 at 100.00	2,210,393
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/49, (AMT)	7/29 at 100.00	2,062,163
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A:
1,000	5.000%, 7/01/37, (AMT)	7/27 at 100.00	1,036,970
1,000	5.000%, 7/01/42, (AMT)	7/27 at 100.00	1,029,486
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2018, 5.000%, 7/01/43, (AMT)	7/28 at 100.00	1,553,758
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
1,045	5.000%, 7/01/35	7/29 at 100.00	1,132,821
1,000	5.000%, 7/01/38	7/29 at 100.00	1,068,860
	Total Transportation		11,018,280

	U.S. Guaranteed - 3.3% (2.1% of Total Investments) (d)
	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017:
550	5.000%, 7/15/32, (Pre-refunded 7/15/27) - AGM Insured	7/27 at 100.00	591,131
	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016:
55	4.000%, 7/15/32, (Pre-refunded 7/15/26)	7/26 at 100.00	56,422
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
720	5.000%, 6/01/40, (Pre-refunded 6/01/24)	6/24 at 100.00	723,003
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39, (Pre-refunded 7/01/24)	7/24 at 100.00	2,010,118

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	U.S. Guaranteed (d) (continued)
$ 1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36, (Pre-refunded 7/01/27)	7/27 at 100.00	$1,419,797
	Total U.S. Guaranteed		4,800,471

	Utilities - 25.4% (16.1% of Total Investments)
	Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021:
30	4.000%, 7/01/41	7/31 at 100.00	30,249
650	4.000%, 7/01/46	7/31 at 100.00	638,053
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/36	1/26 at 100.00	672,856
2,615	City of Mesa, Arizona, Utility System Revenue Bonds, Series 2022C, 5.000%, 7/01/36	No Opt. Call	3,111,596
1,250	Gilbert Water Resource Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Senior Lien Green Series 2022, 4.000%, 7/15/47	7/32 at 100.00	1,243,766
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 - AGM Insured	7/26 at 100.00	806,948
875	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020, 4.000%, 7/01/49 - AGM Insured	7/29 at 100.00	835,808
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	691,768
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	1,107,388
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 - AGM Insured	7/25 at 100.00	1,147,955
1,840	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Junior Lien Series 2023, 5.250%, 7/01/47	7/33 at 100.00	2,078,600
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	1,140,705
1,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2021A, 4.000%, 7/01/42	7/31 at 100.00	1,017,773
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	724,620
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B, 5.000%, 7/01/37, 144A	7/31 at 100.00	1,030,197
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36	6/25 at 100.00	1,530,073
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A, 5.000%, 1/01/47	1/33 at 100.00	2,762,171
1,155	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023B, 5.000%, 1/01/48	1/34 at 100.00	1,282,243
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	4,834,402
5,665	5.000%, 12/01/37	No Opt. Call	6,220,217
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	549,558
805	5.000%, 7/01/36	7/28 at 100.00	881,429
3,000	Yuma, Arizona, Utilities System Revenue Bonds, Series 2021, 4.000%, 7/01/40 - BAM Insured	7/31 at 100.00	3,042,081
	Total Utilities		37,380,456
	Total Municipal Bonds (cost $234,469,877)		232,719,392
	Total Long-Term Investments (cost $234,469,877)		232,719,392
	AMTP Shares, Net - (60.1)% (e)		(88,258,681)
	Other Assets & Liabilities, Net - 1.7%		2,466,984
	Net Assets Applicable to Common Shares - 100%		$146,927,695

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	AMTP Shares, Net as a percentage of Total Investments is 37.9%.
144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 163.7% (99.3% of Total Investments)

	MUNICIPAL BONDS - 163.7% (99.3% of Total Investments)

	Consumer Staples - 1.2% (0.7% of Total Investments)
$1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	3/24 at 100.00	$965,277
2,575	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	2,510,860
2,110	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	2,185,292
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	3/24 at 25.50	6,360,562
44,035	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	5,012,623
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B, 0.000%, 6/01/47	4/24 at 26.29	4,974,512
	Total Consumer Staples		22,009,126

	Education and Civic Organizations - 7.3% (4.4% of Total Investments)
6,995	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	6,829,903
5,725	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U-7, 5.000%, 6/01/46	No Opt. Call	7,034,326
4,385	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023, 5.000%, 11/01/53	11/33 at 100.00	4,749,633
650	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A, 5.000%, 7/01/55, 144A	7/27 at 100.00	618,402
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	719,314
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	860,851
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B:
1,210	5.000%, 10/01/39, 144A	10/27 at 100.00	1,202,186
2,980	5.000%, 10/01/57, 144A	10/27 at 100.00	2,727,332
1,000	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	949,638
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
3,500	5.000%, 12/31/43, (AMT)	6/28 at 100.00	3,500,278
1,650	4.000%, 12/31/47, (AMT)	6/28 at 100.00	1,468,056
4,000	5.000%, 12/31/47, (AMT)	6/28 at 100.00	3,999,730
1,000	California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	1,013,440
750	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group,Issue No.6, Series 2020A, 5.000%, 8/01/42, 144A	8/28 at 100.00	762,069
1,550	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A, 5.250%, 6/01/53, 144A	6/31 at 100.00	1,546,395
300	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.000%, 5/01/27, 144A	No Opt. Call	300,026
1,100	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools Obligated Group, Series 2023A, 5.375%, 5/01/63, 144A	6/31 at 100.00	1,101,871

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Education and Civic Organizations (continued)
$1,615		California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	$1,616,208
2,150		California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	2,150,401
		California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C:
5,995		5.000%, 7/01/46, 144A	7/25 at 101.00	5,997,211
8,340		5.250%, 7/01/52, 144A	7/25 at 101.00	8,366,448
800		California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51, 144A	7/26 at 100.00	820,297
3,430		California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/43	11/25 at 100.00	3,520,218
10,440		California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	11,287,559
2,935		University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/52	5/27 at 100.00	3,083,247
		University of California, General Revenue Bonds, Limited Project Series 2018O:
8,500		5.000%, 5/15/43	5/28 at 100.00	9,128,532
10,390		4.000%, 5/15/48	5/28 at 100.00	10,294,560
14,215		5.000%, 5/15/48	5/28 at 100.00	15,140,118
		University of California, General Revenue Bonds, Series 2018AZ:
3,930		5.000%, 5/15/38	5/28 at 100.00	4,281,834
6,775		5.000%, 5/15/48	5/28 at 100.00	7,226,868
12,810		University of California, General Revenue Bonds, Series 2020BE, 4.000%, 5/15/47	5/30 at 100.00	12,816,910
		Total Education and Civic Organizations		135,113,861

		Financials - 0.0% (0.0% of Total Investments)
1,305	(c)	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0, 0.000%, 8/01/54	No Opt. Call	277,180
		Total Financials		277,180

		Health Care - 24.6% (15.0% of Total Investments)
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
6,365		4.000%, 11/15/41	11/26 at 100.00	6,371,915
19,795		5.000%, 11/15/46	11/26 at 100.00	20,256,894
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A:
20,215		4.000%, 11/15/48	11/27 at 100.00	19,479,317
13,110		5.000%, 11/15/48	11/27 at 100.00	13,560,768
5,890		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/38	11/27 at 100.00	6,208,534
7,960		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39	3/26 at 100.00	7,977,690
7,810		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2013A, 4.000%, 3/01/43	3/24 at 100.00	7,424,064
15,000		California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2016B, 4.000%, 8/15/39	8/26 at 100.00	15,051,244
7,400		California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	7,500,254
		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019:
16,625		4.000%, 11/15/45	11/29 at 100.00	16,138,143
30,630		5.000%, 11/15/49	11/26 at 100.00	31,271,469
		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:
31,810		4.000%, 4/01/44	4/30 at 100.00	30,989,712
10,855		4.000%, 4/01/45	4/30 at 100.00	10,539,506
2,815		4.000%, 4/01/49	4/30 at 100.00	2,706,603

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Health Care (continued)
$24,625		California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A, 4.000%, 5/15/51	5/32 at 100.00	$24,128,324
2,230		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	2,243,187
16,375		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	16,440,222
26,330		California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	24,940,874
16,185		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	15,445,587
		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
3,095		5.000%, 7/01/42	7/27 at 100.00	3,157,282
685		5.000%, 7/01/47	7/27 at 100.00	692,475
		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
11,830		5.250%, 11/01/36	11/26 at 100.00	11,950,789
1,420		5.250%, 11/01/41	11/26 at 100.00	1,427,719
9,335		5.000%, 11/01/47	11/26 at 100.00	8,709,184
6,770		5.250%, 11/01/47	11/26 at 100.00	6,706,213
5,330		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	5,978,906
12,485		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	12,511,611
14,550		California Public Finance Authority, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Fixed Period Series 2022A, 4.000%, 7/15/51	7/32 at 100.00	14,532,082
5,310		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	5,413,910
		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
1,000		5.250%, 12/01/34	12/24 at 100.00	1,005,178
1,200		5.250%, 12/01/44	12/24 at 100.00	1,197,374
2,375		5.500%, 12/01/54	12/24 at 100.00	2,345,321
13,235		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	13,296,353
46,490		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	47,284,988
		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
2,345		5.000%, 3/01/35	3/26 at 100.00	2,411,581
3,000		5.000%, 3/01/45	3/26 at 100.00	3,043,355
6,465		California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 4.000%, 8/15/51	8/26 at 100.00	6,185,336
2,475		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	2,709,687
		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
109	(d),(e)	5.750%, 7/01/24	4/24 at 100.00	109,350
119	(d),(e)	5.750%, 7/01/30	4/24 at 100.00	119,296
84	(d),(e)	5.750%, 7/01/35	4/24 at 100.00	83,513
113	(d),(e)	5.500%, 7/01/39	4/24 at 100.00	112,594
6,200		Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 - NPFG Insured	4/24 at 100.00	6,393,022
		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
6,250		5.000%, 11/01/36	11/26 at 100.00	6,332,833
4,500		4.000%, 11/01/39	11/26 at 100.00	4,189,928

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Health Care (continued)
$9,000	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, 5.000%, 5/15/47	5/32 at 100.00	$9,995,538
755	Washington Township Health Care District, California, Revenue Bonds, Series 2023A, 5.750%, 7/01/53	7/33 at 100.00	816,903
	Total Health Care		457,386,628

	Housing/Multifamily - 17.1% (10.4% of Total Investments)
23,285	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	15,582,939
22,070	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	18,016,412
4,300	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Senior Series 2021A-1, 4.000%, 2/01/56, 144A	8/31 at 100.00	3,587,854
23,610	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	18,020,344
6,960	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	5,389,023
660	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A	8/32 at 100.00	486,837
2,090	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	1,981,424
1,385	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	1,319,843
7,575	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	6,300,067
22,288	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	22,335,046
13,507	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	12,763,115
5,053	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-3, 3.250%, 8/20/36	No Opt. Call	4,636,128
3,313	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	3,305,870
17,747	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	17,574,719
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
1,680	5.250%, 8/15/39	8/24 at 100.00	1,689,422
2,150	5.250%, 8/15/49	8/24 at 100.00	2,157,438
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A:
1,465	5.500%, 7/01/50, 144A	7/33 at 105.00	1,495,509
1,000	6.000%, 7/01/53, 144A	7/33 at 105.00	1,044,984
23,750	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A	4/31 at 100.00	17,242,718
8,060	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A	2/32 at 100.00	6,283,349
3,265	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A	5/32 at 100.00	2,704,718
11,510	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A	5/32 at 100.00	7,993,879
1,720	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A	10/31 at 100.00	1,338,405

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Housing/Multifamily (continued)
$12,910	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A	10/31 at 100.00	$11,084,366
1,950	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%, 10/01/46, 144A	10/31 at 100.00	1,563,593
20,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	15,888,681
23,610	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	19,062,435
4,940	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-1, 2.875%, 8/01/41, 144A	8/31 at 100.00	4,408,496
7,030	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A	8/31 at 100.00	5,031,336
3,750	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56, 144A	7/32 at 100.00	2,584,356
3,565	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A	10/31 at 100.00	2,877,249
21,695	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	15,956,738
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
2,215	3.000%, 7/01/43, 144A	7/32 at 100.00	1,737,805
9,645	3.125%, 7/01/56, 144A	7/32 at 100.00	6,505,441
7,345	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	5,577,318
450	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A	3/32 at 100.00	329,959
11,325	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	9,453,329
4,020	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	2,968,686
8,025	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	6,145,544
2,010	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Waterscape Apartments, Mezzanine Lien Series 2021B, 4.000%, 9/01/46, 144A	9/31 at 100.00	1,652,909
5,700	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A	6/31 at 100.00	4,174,973
20,760	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	13,158,111
21,185	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	14,473,393
	Total Housing/Multifamily		317,884,761

	Long-Term Care - 0.5% (0.3% of Total Investments)
6,120	California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated Group, Refunding Series 2019, 4.000%, 10/01/37	10/26 at 100.00	6,164,163
	California Statewide Communities Development Authority, Revenue Bonds, Odd Fellows Home of California Project, Insured Refunding Series 2023A:
1,900	4.000%, 4/01/43	4/30 at 100.00	1,922,510
1,000	4.125%, 4/01/53	4/30 at 100.00	1,004,152
	Total Long-Term Care		9,090,825

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General - 27.4% (16.6% of Total Investments)
$4,125		Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 - AGM Insured	No Opt. Call	$3,938,013
4,420		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	4,684,592
2,500		California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016, 5.000%, 9/01/32	9/26 at 100.00	2,630,816
		California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
2,100		5.000%, 8/01/33	8/26 at 100.00	2,204,850
4,000		5.000%, 9/01/35	9/26 at 100.00	4,191,232
3,570		California State, General Obligation Bonds, Refunding Various Purpose Series 2021. Forward Delivery, 5.000%, 9/01/41	9/31 at 100.00	4,026,432
50		California State, General Obligation Bonds, Series 2013, 5.000%, 2/01/29	4/24 at 100.00	50,068
3,075		California State, General Obligation Bonds, Series 2014, 5.000%, 12/01/43	4/24 at 100.00	3,077,051
1,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/34	9/26 at 100.00	1,049,554
		California State, General Obligation Bonds, Various Purpose Series 2014:
24,970		5.000%, 5/01/32	5/24 at 100.00	25,039,851
10,620		5.000%, 10/01/44	10/24 at 100.00	10,678,071
14,780		California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	15,628,159
5,000		California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	5,348,294
1,770		California State, General Obligation Bonds, Various Purpose Series 2020, 4.000%, 11/01/45	11/25 at 100.00	1,770,894
1,860		Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 - NPFG Insured	No Opt. Call	1,915,270
5,400		Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B., 4.000%, 8/01/48	8/26 at 100.00	5,375,734
7,860		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C, 3.000%, 8/01/44 - BAM Insured	8/28 at 100.00	6,733,182
15,285		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	15,286,799
5,000		Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/46	8/26 at 100.00	4,940,994
12,500		Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50	8/29 at 100.00	12,532,090
18,500		Grossmont Healthcare District, California, General Obligation Bonds, Refunding Series 2015D, 4.000%, 7/15/40	7/25 at 100.00	18,505,548
6,185		Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47	8/28 at 100.00	6,187,634
5,150		Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Program Series 2007, 5.000%, 8/01/26 - AGM Insured	No Opt. Call	5,450,881
3,000		Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47	8/27 at 100.00	3,000,988
5,585		Lake Elsinore Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series B, 4.000%, 8/01/49 - BAM Insured	8/27 at 100.00	5,580,738
5,630	(f)	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 - AGM Insured	No Opt. Call	4,672,158
4,140		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	4,162,479
1,285		Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Measure Q Series 2020C, 4.000%, 7/01/40	7/30 at 100.00	1,327,394
3,100		Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2014 Series 2017B, 4.000%, 8/01/42	8/27 at 100.00	3,113,945
		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A:
10,000		4.000%, 8/01/40	8/25 at 100.00	9,931,753
7,500		4.000%, 8/01/45	8/25 at 100.00	7,410,544

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General (continued)
$4,100		Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	$3,680,954
4,650		Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B, 4.000%, 8/01/51	8/33 at 100.00	4,620,649
6,950		Morgan Hill Unified School District, Santa Clara County, California, General Obligation Bonds, Election 2012 Series 2017B, 4.000%, 8/01/47	8/27 at 100.00	6,974,285
10,765		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	9,664,748
5,000		Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2020, Series 2023A, 5.250%, 8/01/48 - AGM Insured	8/33 at 100.00	5,731,125
1,815		Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 6.000%, 8/01/51	8/37 at 100.00	1,355,149
10,330		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	6,724,222
5,000		Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 6.375%, 8/01/45	2/33 at 100.00	6,102,312
7,350		Pleasant Valley School District, Ventura County, California, General Obligation Bonds, Refunding Series B, 4.000%, 8/01/46	8/29 at 100.00	7,395,782
16,736		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	15,544,962
28,000		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	11,521,101
7,500		San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2022D-1, 4.250%, 8/01/52	2/32 at 100.00	7,625,506
9,760		San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A, 4.000%, 6/15/45	6/30 at 100.00	9,808,915
21,000		San Marcos Unified School District, San Diego County, California, General Obligation Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	6,240,679
1,220	(f)	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51	9/41 at 100.00	915,782
4,970		San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	4,441,133
810		Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 - AGM Insured	No Opt. Call	818,114
4,175		Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2004, 0.000%, 8/01/25 - FGIC Insured	No Opt. Call	3,987,955
5,530	(f)	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 - AGM Insured	8/37 at 100.00	6,189,710
26,000	(f)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 - AGM Insured	No Opt. Call	22,469,322
		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740		5.500%, 8/01/38	8/24 at 100.00	4,768,206
4,830		5.500%, 8/01/40	8/24 at 100.00	4,856,111
20,510		5.000%, 8/01/43	8/24 at 100.00	20,576,516
		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
4,355		5.500%, 8/01/38	8/24 at 100.00	4,380,915
3,500		5.500%, 8/01/40	8/24 at 100.00	3,518,921
8,410		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2015B, 4.000%, 8/01/45	8/25 at 100.00	8,262,526
		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B:
750		4.250%, 8/01/45 - AGM Insured	8/33 at 100.00	769,064
2,575		5.250%, 8/01/48	8/33 at 100.00	2,894,193

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General (continued)
$140,160	(f)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	$116,614,059
		Total Tax Obligation/General		508,898,924

		Tax Obligation/Limited - 17.6% (10.7% of Total Investments)
1,675		Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	1,711,096
1,655		Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured	4/24 at 100.00	1,661,092
615		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	618,300
1,200		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/44	8/29 at 100.00	1,293,904
10,525		California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	10,583,665
17,395		California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	17,508,859
13,520		California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	13,595,359
2,550		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	2,604,028
2,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	2,049,275
545		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	572,050
		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000		5.000%, 11/15/32	11/25 at 100.00	9,188,421
11,000		5.000%, 11/15/39	11/25 at 100.00	11,121,749
		Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530		5.000%, 9/01/29	9/24 at 100.00	534,995
1,900		5.000%, 9/01/30	9/24 at 100.00	1,917,536
1,220		5.000%, 9/01/31	9/24 at 100.00	1,230,961
1,955		Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	2,000,503
810		Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	820,222
1,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	1,007,738
11,170		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A, 5.000%, 6/01/24	No Opt. Call	11,220,406
		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A:
5,125		5.000%, 6/01/36	6/26 at 100.00	5,362,428
5,620		5.000%, 6/01/37	6/26 at 100.00	5,865,143
10,455		5.000%, 6/01/38	6/26 at 100.00	10,876,710
		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
5,000		5.000%, 7/01/39	7/28 at 100.00	5,433,976
20,735		5.000%, 7/01/44	7/28 at 100.00	22,271,038
3,995		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	4,229,043
2,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E-1, 5.000%, 12/01/49	12/29 at 100.00	2,161,488
1,835		Modesto, California, Speical Tax Bonds, Community Faclities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	1,852,218

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
$1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	4/24 at 100.00	$1,003,378
6,815	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 - NPFG Insured	No Opt. Call	6,972,608
6,055	Orange County Local Transportation Authority, California, Measure M2 Sales Tax Revenue Bonds, Limited Tax Series 2019, 5.000%, 2/15/41	2/29 at 100.00	6,633,019
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
14,741	0.000%, 7/01/51	7/28 at 30.01	3,561,197
85,962	5.000%, 7/01/58	7/28 at 100.00	86,606,543
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
5,500	4.329%, 7/01/40	7/28 at 100.00	5,474,855
43	4.536%, 7/01/53	7/28 at 100.00	41,655
8,185	4.784%, 7/01/58	7/28 at 100.00	8,164,556
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	3,530,072
815	River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 4.250%, 9/01/47 - AGM Insured	9/29 at 103.00	825,302
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Limited Tax Series 2017B, 5.000%, 6/01/38	12/27 at 100.00	5,360,242
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/24 at 100.00	998,321
2,615	5.000%, 9/01/35	9/24 at 100.00	2,634,650
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
555	5.000%, 9/01/30	4/24 at 100.00	555,663
3,120	5.000%, 9/01/42	4/24 at 100.00	3,121,797
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	392,975
575	5.000%, 9/01/37	9/25 at 100.00	584,719
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 - FGIC Insured	No Opt. Call	3,248,678
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Areas, Series 2008:
840	7.750%, 8/01/28	4/24 at 100.00	843,163
1,325	8.000%, 8/01/38	4/24 at 100.00	1,330,253
1,725	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	1,731,924
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 - NPFG Insured	8/26 at 100.00	5,186,459
785	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/24 at 100.00	787,089
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/37	9/25 at 103.00	2,615,383
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
960	5.500%, 9/01/27, 144A	No Opt. Call	1,001,748
1,435	5.750%, 9/01/32, 144A	9/27 at 100.00	1,541,683
5,520	6.250%, 9/01/47, 144A	9/27 at 100.00	5,787,139
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	4/24 at 100.00	1,351,563
1,700	Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 2, Series 2023, 5.750%, 9/01/48	9/29 at 103.00	1,808,538

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A:
$4,315	5.000%, 10/01/45	4/30 at 100.00	$4,438,688
7,285	5.000%, 10/01/49	4/30 at 100.00	7,434,285
1,535	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 - AGM Insured	4/24 at 100.00	1,544,967
	Total Tax Obligation/Limited		326,405,315

	Transportation - 27.1% (16.4% of Total Investments)
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/37	4/27 at 100.00	10,165,549
7,775	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	7,673,235
7,979	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 1/15/46	1/31 at 100.00	7,763,233
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	1,219,946
7,500	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/49	5/29 at 100.00	8,068,145
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding & Subordinate Series 2022C:
3,730	4.000%, 5/15/41, (AMT)	5/32 at 100.00	3,699,513
4,000	3.250%, 5/15/49, (AMT)	5/32 at 100.00	3,206,321
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A:
4,160	5.000%, 5/15/46, (AMT)	5/31 at 100.00	4,385,815
20,895	5.000%, 5/15/51, (AMT)	5/31 at 100.00	21,870,525
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
2,000	5.000%, 5/15/36, (AMT)	5/25 at 100.00	2,026,680
24,920	5.000%, 5/15/41, (AMT)	5/25 at 100.00	25,120,992
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H:
4,850	5.000%, 5/15/42, (AMT)	11/31 at 100.00	5,211,033
5,080	5.000%, 5/15/52, (AMT)	11/31 at 100.00	5,324,133
24,405	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46, (AMT)	5/26 at 100.00	24,722,343
3,310	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44, (AMT)	11/27 at 100.00	3,405,684
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48, (AMT)	5/29 at 100.00	5,176,541
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44	11/28 at 100.00	5,927,880
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
945	5.000%, 5/15/37, (AMT)	11/31 at 100.00	1,033,894
22,230	5.000%, 5/15/46, (AMT)	11/31 at 100.00	23,508,178
3,750	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, 5.000%, 5/15/45, (AMT)	5/32 at 100.00	3,989,302
4,780	Riverside County Transportation Commission, California, Toll Revenue Second Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021C, 4.000%, 6/01/47	6/31 at 100.00	4,618,146
7,750	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46	6/31 at 100.00	7,582,077
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B:
23,740	5.000%, 7/01/53, (AMT)	7/33 at 100.00	24,846,021
20,000	5.250%, 7/01/58, (AMT)	7/33 at 100.00	21,358,780

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Transportation (continued)
		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
$3,600		5.000%, 7/01/34	7/29 at 100.00	$4,067,564
1,250		5.000%, 7/01/36	7/29 at 100.00	1,399,524
6,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	5,892,445
		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C:
16,410		5.500%, 5/01/42, (AMT)	5/33 at 100.00	18,534,220
11,000		5.500%, 5/01/43, (AMT)	5/33 at 100.00	12,365,469
1,845		5.750%, 5/01/48, (AMT)	5/33 at 100.00	2,076,185
14,500	(g)	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2022A, 5.000%, 5/01/52, (AMT), (UB)	5/32 at 100.00	15,130,361
34,270		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	35,657,548
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A:
3,040		5.000%, 5/01/38, (AMT)	5/29 at 100.00	3,224,805
43,180		5.000%, 5/01/44, (AMT)	5/29 at 100.00	45,015,370
25,885		5.000%, 5/01/49, (AMT)	5/29 at 100.00	26,727,469
22,835		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46, (AMT)	5/26 at 100.00	23,127,028
10,910		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/42, (AMT)	5/27 at 100.00	11,216,564
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
3,780		5.000%, 5/01/48, (AMT)	5/28 at 100.00	3,878,887
24,820		5.250%, 5/01/48, (AMT)	5/28 at 100.00	25,722,319
4,900		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 5.000%, 5/01/40, (AMT)	5/29 at 100.00	5,161,390
7,510		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019F, 5.000%, 5/01/50	5/29 at 100.00	8,012,686
16,936		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	16,808,909
6,250		San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/47, (AMT)	3/27 at 100.00	6,350,535
		Total Transportation		502,273,244

		U.S. Guaranteed - 11.1% (6.7% of Total Investments) (h)
18,400		Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42, (Pre-refunded 2/15/27)	2/27 at 100.00	19,881,899
1,285		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	1,322,142
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
12,880		5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	13,645,600
16,250		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46, (Pre-refunded 11/15/25)	11/25 at 100.00	16,853,928
18,250		California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017, 5.000%, 1/01/48, (Pre-refunded 1/01/28)	1/28 at 100.00	19,988,814
14,400		California State University, Systemwide Revenue Bonds, Series 2014A, 5.000%, 11/01/32, (Pre-refunded 11/01/24)	11/24 at 100.00	14,584,510
5,500		California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44, (Pre-refunded 11/15/24) - AGM Insured	11/24 at 100.00	5,574,582
2,670		California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44, (Pre-refunded 7/01/24)	7/24 at 100.00	2,685,685

Principal Amount (000)			Description (a)	Optional Call Provisions (b)	Value

			U.S. Guaranteed (h) (continued)
$7,500			Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/37, (Pre-refunded 2/01/26)	2/26 at 100.00	$7,820,146
			Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,790			5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,837,894
1,460			5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,499,064
86,320			5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	88,629,604
			Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
55			5.000%, 5/15/37, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	62,011
70			5.000%, 5/15/46, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	78,924
5,840			Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29, (ETM)	No Opt. Call	6,460,985
905			Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34, (Pre-refunded 8/15/32) - NPFG Insured	8/32 at 100.00	1,077,832
2,000			Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26, (ETM)	No Opt. Call	2,146,307
1,460			Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 - FGIC Insured, (ETM)	4/24 at 100.00	1,524,662
			Total U.S. Guaranteed		205,674,589

			Utilities - 29.8% (18.1% of Total Investments)
44,950	(g	)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, 5.250%, 11/01/54, (Mandatory Put 4/01/30), (UB)	1/30 at 100.19	47,992,319
29,560			California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	31,747,626
			California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925			5.000%, 7/01/37, (AMT), 144A	7/24 at 100.00	3,928,760
69,535			5.000%, 11/21/45, (AMT), 144A	7/24 at 100.00	69,572,403
85			California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 - AGM Insured	4/24 at 100.00	85,148
2,200			East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	2,321,331
5,000			East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	5,394,408
10,000			East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	10,042,930
			Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
14,140			5.000%, 11/15/35	No Opt. Call	15,599,649
7,610			5.500%, 11/15/37	No Opt. Call	8,728,913
24,070			Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44	7/24 at 100.00	24,140,893
47,705			Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	49,585,617
12,870			Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	13,890,950
8,980			Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.000%, 7/01/45	1/29 at 100.00	9,686,341
			Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B:
8,960			5.000%, 7/01/40	7/30 at 100.00	10,029,527
5,105			5.000%, 7/01/45	7/30 at 100.00	5,622,395
26,625			5.000%, 7/01/50	7/30 at 100.00	28,987,471

NAC	Nuveen California Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B:
$4,000	5.000%, 7/01/47	7/32 at 100.00	$4,482,046
6,500	5.000%, 7/01/52	7/32 at 100.00	7,213,343
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022C:
3,000	5.000%, 7/01/39	1/32 at 100.00	3,457,882
2,325	5.000%, 7/01/41	1/32 at 100.00	2,642,533
3,500	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B, 5.000%, 7/01/52	1/32 at 100.00	3,874,114
2,875	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A, 5.000%, 7/01/49	7/33 at 100.00	3,249,964
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/26 at 100.00	10,275,015
50,385	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 5.000%, 7/01/44	1/27 at 100.00	52,651,771
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:
2,000	5.000%, 7/01/36	7/30 at 100.00	2,297,004
3,000	5.000%, 7/01/38	7/30 at 100.00	3,399,069
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/43	6/28 at 100.00	5,350,750
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245	5.000%, 6/01/34	3/24 at 100.00	1,247,372
6,840	5.000%, 6/01/35	3/24 at 100.00	6,853,029
5,025	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2020C, 5.000%, 7/01/38	7/30 at 100.00	5,699,693
6,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2023A, 5.000%, 4/01/53	4/33 at 100.00	7,303,320
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019, 3.000%, 9/01/44	3/29 at 100.00	6,433,916
2,820	Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/35	2/26 at 100.00	2,930,813
4,415	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	4,457,587
2,950	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50	12/30 at 100.00	3,248,182
16,670	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Climate Certified Green Series 2023K, 5.000%, 8/15/53	8/33 at 100.00	18,545,700
1,510	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H, 5.000%, 8/15/50	8/30 at 100.00	1,643,582
7,000	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Series 2019G, 5.000%, 8/15/41	8/29 at 100.00	7,722,289
4,000	San Diego Public Facilities Financing Authority, California, Water Revenue Bonds, Senior Series 2023A, 4.000%, 8/01/52	8/33 at 100.00	3,999,474
1,180	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	1,239,075
2,555	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2020A, 5.000%, 6/01/50	6/30 at 100.00	2,781,169
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	1,570,270
1,500	5.000%, 7/01/38	7/24 at 100.00	1,503,396
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	4,316,973

Principal Amount (000)			Description (a)	Optional Call Provisions (b)	Value

			Utilities (continued)
$31,970			Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023-1A, 5.000%, 7/01/48	7/33 at 100.00	$36,232,883
			Total Utilities		553,978,895

			Total Municipal Bonds (cost $2,990,272,606)		3,038,993,348

			Total Long-Term Investments (cost $2,990,272,606)		3,038,993,348

Principal Amount (000)			Description (a)	Optional Call Provisions (b)	Value
			SHORT-TERM INVESTMENTS - 1.1% (0.7% of Total Investments)

			MUNICIPAL BONDS - 1.1% (0.7% of Total Investments)

			Health Care - 1.1% (0.7% of Total Investments)
$20,200	(i	)	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Variable Rate Series 2010B, 2.300%, 10/01/40, (Mandatory Put 3/07/24)	5/24 at 100.00	$20,200,000
			Total Health Care		20,200,000

			Total Municipal Bonds (cost $20,200,000)		20,200,000

			Total Short-Term Investments (cost $20,200,000)		20,200,000

			Total Investments (cost $3,010,472,606) - 164.8%		3,059,193,348

			Floating Rate Obligations - (2.4)%		(44,585,000)

			MFP Shares, Net - (14.8)% (j)		(274,903,925)

			VRDP Shares, Net - (48.8)% (k)		(905,400,499)

			Other Assets & Liabilities, Net - 1.2%		21,846,755

			Net Assets Applicable to Common Shares - 100%		$1,856,150,679

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(h)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(i)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(j)	MFP Shares, Net as a percentage of Total Investments is 9.0%.
(k)	VRDP Shares, Net as a percentage of Total Investments is 29.6%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See Notes to Financial Statements

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 163.1% (97.9% of Total Investments)

	MUNICIPAL BONDS - 163.1% (97.9% of Total Investments)

	Consumer Staples - 0.3% (0.2% of Total Investments)
$235	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	$229,146
14,700	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	1,673,341
	Total Consumer Staples		1,902,487

	Education and Civic Organizations - 6.4% (3.8% of Total Investments)
1,515	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023, 5.000%, 11/01/53	11/33 at 100.00	1,640,979
700	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A, 5.000%, 7/01/50, 144A	7/27 at 100.00	675,134
6,760	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	6,551,501
1,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	993,542
995	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	944,890
1,560	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A	4/24 at 100.00	1,490,137
1,000	California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	1,013,440
250	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group,Issue No.6, Series 2020A, 5.000%, 8/01/42, 144A	8/28 at 100.00	254,023
1,000	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A, 5.000%, 6/01/43, 144A	6/31 at 100.00	1,000,759
555	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools Obligated Group, Series 2023A, 5.125%, 6/01/53, 144A	6/31 at 100.00	549,961
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	635,475
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	750,140
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46, 144A	7/25 at 101.00	4,926,817
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 5.750%, 7/01/41, 144A	7/26 at 100.00	287,898
7,710	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	8,133,055
10,000	University of California, General Revenue Bonds, Limited Project Series 2018O, 5.000%, 5/15/43	5/28 at 100.00	10,739,450
	Total Education and Civic Organizations		40,587,201

	Health Care - 30.8% (18.5% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	13,309,444
15,875	5.000%, 11/15/46	11/26 at 100.00	16,245,425

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Health Care (continued)
$10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48	11/27 at 100.00	$9,636,071
5,375	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39	3/26 at 100.00	5,386,945
7,760	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health System, Series 2021A, 4.000%, 8/15/48 California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:	8/31 at 100.00	7,664,062
7,900	5.000%, 8/15/42	8/27 at 100.00	8,064,696
4,265	5.000%, 8/15/47	8/27 at 100.00	4,322,782
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	4/24 at 100.00	1,000,614
2,930	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45 California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:	11/29 at 100.00	2,844,196
3,390	4.000%, 4/01/44	4/30 at 100.00	3,302,582
1,055	4.000%, 4/01/49	4/30 at 100.00	1,014,375
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A:
7,500	4.000%, 5/15/46	5/32 at 100.00	7,609,691
5,235	4.000%, 5/15/51	5/32 at 100.00	5,129,412
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A: 5.000%, 10/01/38	10/24 at 100.00	799,701
6,760	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	6,786,925
15,660	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	14,833,805
9,450	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Series 2020A, 4.000%, 8/15/50	8/30 at 100.00	9,332,521
	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A:
5,495	4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	5,243,960
4,615	4.000%, 2/01/51	2/32 at 100.00	4,113,047
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
2,000	5.000%, 7/01/42	7/27 at 100.00	2,040,247
250	5.000%, 7/01/47	7/27 at 100.00	252,728
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
1,635	5.000%, 11/01/35	11/24 at 100.00	1,636,897
1,000	5.000%, 11/01/40	11/24 at 100.00	975,778
3,000	5.000%, 11/01/44	11/24 at 100.00	2,859,808
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
2,690	5.250%, 11/01/36	11/26 at 100.00	2,717,466
2,585	5.250%, 11/01/41	11/26 at 100.00	2,599,051
1,000	5.000%, 11/01/47	11/26 at 100.00	932,960
3,200	5.250%, 11/01/47	11/26 at 100.00	3,169,850
1,855	California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	2,080,839
	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
500	5.000%, 10/15/37	10/26 at 100.00	506,479
13,615	5.000%, 10/15/47	10/26 at 100.00	13,644,019
1,100	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	1,121,526

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Health Care (continued)
		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
$1,200		5.250%, 12/01/44	12/24 at 100.00	$1,197,374
4,000		5.500%, 12/01/54	12/24 at 100.00	3,950,014
1,535		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	1,542,116
15,205		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	15,465,009
1,940		California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45	3/24 at 100.00	1,754,087
845		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	925,125
		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
8	(c),(d)	5.750%, 7/01/24	4/24 at 100.00	7,568
46	(c),(d)	5.750%, 7/01/30	4/24 at 100.00	45,837
1	(c),(d)	5.750%, 7/01/35	4/24 at 100.00	1,135
8,895		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 4.000%, 11/01/39	11/26 at 100.00	8,282,091
520		Washington Township Health Care District, California, Revenue Bonds, Series 2023A, 5.750%, 7/01/48	7/33 at 100.00	577,191
		Total Health Care		194,925,449

		Housing/Multifamily - 17.4% (10.4% of Total Investments)
8,680		California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	5,808,886
7,570		California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	6,179,621
1,000		California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Senior Series 2021A-1, 4.000%, 2/01/56, 144A	8/31 at 100.00	834,385
3,590		California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	2,740,069
4,720		California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	3,654,625
230		California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A	8/32 at 100.00	169,655
1,700		California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	1,611,685
500		California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	476,478
4,750		California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	3,950,537
7,591		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	7,606,898
6,287		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	5,941,061
1,131		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	1,128,267
6,075		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	6,015,905
		California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
260		5.250%, 8/15/39	8/24 at 100.00	261,458
705		5.250%, 8/15/49	8/24 at 100.00	707,439

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Housing/Multifamily (continued)
$160	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A, 5.250%, 7/01/40, 144A	7/33 at 105.00	$163,223
8,205	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A	4/31 at 100.00	5,956,905
2,740	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A	2/32 at 100.00	2,136,027
1,440	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A	5/32 at 100.00	1,192,892
3,980	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A	5/32 at 100.00	2,764,174
595	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A	10/31 at 100.00	462,995
6,135	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A	10/31 at 100.00	5,267,435
250	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%, 10/01/46, 144A	10/31 at 100.00	200,461
7,065	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	5,475,782
8,125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	6,560,029
1,275	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56, 144A	7/32 at 100.00	878,681
6,820	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	5,016,130
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
770	3.000%, 7/01/43, 144A	7/32 at 100.00	604,113
3,340	3.125%, 7/01/56, 144A	7/32 at 100.00	2,252,791
2,485	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	1,886,948
155	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A	3/32 at 100.00	113,653
3,840	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	3,205,367
1,360	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	1,004,332
555	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	389,473
2,720	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	2,082,976
1,975	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A	6/31 at 100.00	1,446,591
7,200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	4,563,507
7,285	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	4,977,043
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/24 at 100.00	3,288,326

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Housing/Multifamily (continued)
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
$670	5.000%, 6/15/44	6/24 at 100.00	$671,765
185	5.000%, 6/15/49	6/24 at 100.00	185,387
	Total Housing/Multifamily		109,833,975

	Long-Term Care - 0.4% (0.2% of Total Investments)
1,225	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	4/24 at 100.00	1,228,200
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	1,298,053
	Total Long-Term Care		2,526,253

	Tax Obligation/General - 37.4% (22.4% of Total Investments)
2,210	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	2,342,296
1,600	California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016, 5.000%, 9/01/32	9/26 at 100.00	1,683,723
13,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2018. Bid Group C, 5.000%, 8/01/37	8/28 at 100.00	14,142,209
2,700	California State, General Obligation Bonds, Series 2014, 5.000%, 12/01/43	4/24 at 100.00	2,701,801
10,750	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 10/01/44	10/24 at 100.00	10,808,782
5,390	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 8/01/45	8/25 at 100.00	5,491,389
3,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	3,172,157
5,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	5,348,294
2,000	California State, General Obligation Bonds, Various Purpose Series 2020, 5.000%, 11/01/36	11/30 at 100.00	2,283,344
2,000	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, 4.000%, 6/01/43	6/28 at 100.00	2,027,480
2,000	Chino Valley Unified School District, San Bernardino County, California, General Obligation Bonds, 2016 Election Series 2020B, 5.000%, 8/01/55	8/30 at 100.00	2,154,771
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 - AGM Insured	No Opt. Call	8,976,720
4,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43	8/28 at 100.00	4,508,330
13,475	Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	13,476,586
9,790	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50	8/29 at 100.00	9,815,133
1,725	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	1,734,366
1,500	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A, 4.000%, 8/01/45	8/25 at 100.00	1,482,109
1,150	Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B, 4.000%, 8/01/51	8/33 at 100.00	1,142,741
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 5.500%, 8/01/30 - AGM Insured	8/25 at 100.00	4,659,478
16,744	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	15,552,393
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	9,496,857
3,400	San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A, 4.000%, 6/15/45	6/30 at 100.00	3,417,040

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General (continued)
$2,670	(e)	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33	No Opt. Call	$2,616,377
1,580		Santa Ana College Improvement District 1, Orange County, California, General Obligation Bonds, Rancho Santiago Community College District, Election of 2012, Series 2019C, 3.000%, 8/01/39	8/26 at 100.00	1,418,591
10,000		Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41 Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:	No Opt. Call	5,020,225
23,280	(e)	0.000%, 8/01/47 - AGC Insured	8/37 at 100.00	26,107,135
38,845	(e)	0.000%, 8/01/50 - AGM Insured	8/37 at 100.00	43,479,072
15,780	(e)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 - AGM Insured	No Opt. Call	13,637,150
8,625		Walnut Creek School District, Contra Costa County, California, General Obligation Bonds, Election 2022 Series 2023A, 4.000%, 9/01/52	9/32 at 100.00	8,577,493
2,500		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B, 4.500%, 8/01/53 - AGM Insured	8/33 at 100.00	2,568,797
8,345	(e)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	6,943,096
		Total Tax Obligation/General		236,785,935

		Tax Obligation/Limited - 23.1% (13.9% of Total Investments)
1,000		Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI Insured	4/24 at 100.00	1,003,347
3,605		Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 - AGM Insured	4/24 at 100.00	3,608,315
210		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	211,127
1,865		California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/24 - AMBAC Insured	4/24 at 100.00	1,867,670
2,065		California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H, 5.000%, 4/01/31	4/24 at 100.00	2,067,246
20,330		California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	20,463,070
1,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	1,021,187
745		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	763,355
4,120		El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.250%, 1/01/34 - AMBAC Insured, 144A	4/24 at 100.00	4,128,271
185		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51 Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:	12/31 at 100.00	194,182
7,930		5.000%, 11/15/31	11/25 at 100.00	8,098,481
4,000		5.000%, 11/15/39	11/25 at 100.00	4,044,272
1,110		Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	1,124,007
1,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	1,007,738
2,760		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A, 5.000%, 12/01/51	12/28 at 100.00	2,913,961
15,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	15,605,036
3,220		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44	7/28 at 100.00	3,458,536

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
$1,095	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E-1, 5.000%, 12/01/49	12/29 at 100.00	$1,183,415
1,750	Peninsula Corridor Joint Powers Board, California, Measure RR Sales Tax Revenue Bonds, Green Bonds-Climate Bond Certified, Series 2022A, 5.000%, 6/01/51	6/31 at 100.00	1,903,161
1,900	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:	4/24 at 100.00	1,902,667
4,000	0.000%, 7/01/46	7/28 at 41.38	1,302,266
32,445	0.000%, 7/01/51	7/28 at 30.01	7,838,209
21,539	5.000%, 7/01/58	7/28 at 100.00	21,700,499
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
1,000	4.329%, 7/01/40	7/28 at 100.00	995,428
1,482	4.536%, 7/01/53	7/28 at 100.00	1,435,644
3,175	4.784%, 7/01/58	7/28 at 100.00	3,167,070
2,160	River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.250%, 9/01/52 - AGM Insured Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:	9/29 at 103.00	2,357,265
660	5.000%, 9/01/32	4/24 at 100.00	660,769
2,775	5.000%, 9/01/42	4/24 at 100.00	2,776,599
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	408,410
6,230	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/47	10/26 at 100.00	6,441,548
935	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	4/24 at 100.00	936,354
575	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	577,308
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 - NPFG Insured	No Opt. Call	2,663,576
30	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/24 at 100.00	30,080
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/33 Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:	9/25 at 103.00	3,780,891
2,145	6.125%, 9/01/37, 144A	9/27 at 100.00	2,285,462
990	6.250%, 9/01/47, 144A	9/27 at 100.00	1,037,911
600	Tracy, California, Special Tax Bonds, Community Facilities District 2016-1	9/29 at 103.00	642,333
	Tracy Hills, Improvement Area 2, Series 2023, 5.250%, 9/01/38
	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior
	Green Series 2020A:
635	5.000%, 10/01/45	4/30 at 100.00	653,202
2,540	5.000%, 10/01/49	4/30 at 100.00	2,592,050
4,260	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 - AGM Insured	4/24 at 100.00	4,287,660
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	359,214
790	5.250%, 9/01/45	9/25 at 100.00	801,578
	Total Tax Obligation/Limited		146,300,370

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Transportation - 13.4% (8.1% of Total Investments)
$150		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E, 5.000%, 5/15/31	5/25 at 100.00	$153,962
4,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/49	11/28 at 100.00	4,268,555
3,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A, 5.000%, 7/01/53	7/33 at 100.00	3,311,258
		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A:
3,000		4.000%, 7/01/51	7/31 at 100.00	2,946,222
4,230		4.000%, 7/01/56	7/31 at 100.00	4,084,650
5,770		5.000%, 7/01/56	7/31 at 100.00	6,218,410
9,500		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023D, 5.250%, 5/01/48	5/33 at 100.00	10,788,919
4,535		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	4,718,616
44,650	(f)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47, (UB)	5/27 at 100.00	46,457,821
2,025		San Joaquin Hills Transportation Corridor Agency, Orange County, California,	1/32 at 100.00	2,009,804
		Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50
		Total Transportation		84,958,217

		U.S. Guaranteed - 11.8% (7.1% of Total Investments) (g)
430		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	442,429
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
2,040		5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	2,161,260
18,430		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41, (Pre-refunded 11/15/25)	11/25 at 100.00	19,114,947
		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
610		5.000%, 10/01/38, (Pre-refunded 10/01/24)	10/24 at 100.00	616,775
2,250		California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36, (Pre-refunded 1/01/28) - AMBAC Insured	1/28 at 100.00	2,473,895
45,825		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	47,051,107
2,870		Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2012, Series 2014B, 5.000%, 8/01/39, (Pre-refunded 8/01/24) - AGM Insured	8/24 at 100.00	2,892,126
		Total U.S. Guaranteed		74,752,539

		Utilities - 22.1% (13.3% of Total Investments)
6,665		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023F, 5.500%, 10/01/54, (Mandatory Put 11/01/30)	8/30 at 100.12	7,305,523
10,045		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	10,788,393
4,000		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	4,138,218
6,190		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	6,678,278

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Utilities (continued)
		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
$2,490		5.000%, 11/15/35	No Opt. Call	$2,747,039
1,835		5.500%, 11/15/37	No Opt. Call	2,104,803
7,960		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44	7/24 at 100.00	7,983,445
6,015		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	6,252,122
3,575		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.000%, 7/01/45	1/29 at 100.00	3,856,199
5,190		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B, 5.000%, 7/01/50	7/30 at 100.00	5,650,515
3,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B, 5.000%, 7/01/47	7/32 at 100.00	3,361,535
1,145		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/42	1/26 at 100.00	1,180,350
5,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	5,355,459
8,250		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C, 5.000%, 7/01/38	7/30 at 100.00	9,347,440
9,500		Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	9,679,700
5,000		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/43	6/28 at 100.00	5,350,750
		Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000		5.000%, 6/01/34	3/24 at 100.00	2,003,810
3,500		5.000%, 6/01/35	3/24 at 100.00	3,506,667
3,500		Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2023A, 5.000%, 4/01/53	4/33 at 100.00	3,932,557
1,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	1,050,815
2,000		Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/35	2/26 at 100.00	2,078,591
8,660		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	8,743,533
2,000		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	2,100,128
5,000		South Coast Water District Financing Authority, California, Revenue Bonds, Series 2019A, 5.000%, 2/01/44	2/29 at 100.00	5,426,116
2,975		Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	2,983,279
14,530		Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023-1A, 5.000%, 7/01/48	7/33 at 100.00	16,467,432
		Total Utilities		140,072,697

		Total Municipal Bonds (cost $1,002,677,463)		1,032,645,123

		Total Long-Term Investments (cost $1,002,677,463)		1,032,645,123

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 3.5% (2.1% of Total Investments)

		MUNICIPAL BONDS - 3.5% (2.1% of Total Investments)

		Health Care - 1.9% (1.1% of Total Investments)
$12,000	(h)	California Health Facilities Financing Authority, California, Revenue Bonds, Scripps Health, Weekly Mode Series 2024C-1, 2.350%, 11/15/63, (Mandatory Put 3/07/24)	2/24 at 100.00	$12,000,000
		Total Health Care		12,000,000

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Utilities - 1.6% (1.0% of Total Investments)
$ 10,000	(h)	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Variable Rate Demand Obligations Series 2001B-6, 3.300%, 7/01/34, (Mandatory Put 2/29/24)	3/24 at 100.00	$10,000,000
		Total Utilities		10,000,000

		Total Municipal Bonds (cost $22,000,000)		22,000,000

		Total Short-Term Investments (cost $22,000,000)		22,000,000

		Total Investments (cost $1,024,677,463) - 166.6%		1,054,645,123

		Floating Rate Obligations - (5.3)%		(33,485,000)

		MFP Shares, Net - (22.1)% (i)		(140,039,979)

		VRDP Shares, Net - (40.4)% (j)		(255,688,536)

		Other Assets & Liabilities, Net - 1.2%		7,788,539

		Net Assets Applicable to Common Shares - 100%		$633,220,147

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(g)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(h)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(i)	MFP Shares, Net as a percentage of Total Investments is 13.3%.
(j)	VRDP Shares, Net as a percentage of Total Investments is 24.2%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See Notes to Financial Statements

NCA	Nuveen California Municipal Value Fund Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 96.1% (96.8% of Total Investments)

	MUNICIPAL BONDS - 96.1% (96.8% of Total Investments)

	Consumer Staples - 0.6% (0.6% of Total Investments)
$70	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	$68,257
4,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	4/24 at 38.23	1,863,702
	Total Consumer Staples		1,931,959

	Education and Civic Organizations - 3.1% (3.2% of Total Investments)
2,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	1,938,314
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43, (AMT)	6/28 at 100.00	1,000,079
220	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	220,041
1,425	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52, 144A	7/25 at 101.00	1,429,519
3,780	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	3,987,412
1,070	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/38	5/28 at 100.00	1,165,792
	Total Education and Civic Organizations		9,741,157

	Health Care - 9.6% (9.7% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
4,105	5.000%, 11/15/46	11/26 at 100.00	4,200,786
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/36	11/27 at 100.00	1,064,192
2,045	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	1,985,113
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:
1,815	4.000%, 4/01/44	4/30 at 100.00	1,768,196
3,830	4.000%, 4/01/49	4/30 at 100.00	3,682,518
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
240	5.000%, 10/01/38	10/24 at 100.00	241,419
840	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	843,346
1,600	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:	2/32 at 100.00	1,526,904
2,000	4.000%, 7/01/47	7/27 at 100.00	1,774,260
120	5.000%, 7/01/47	7/27 at 100.00	121,309
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
100	5.250%, 11/01/41	11/26 at 100.00	100,543
1,090	5.000%, 11/01/47	11/26 at 100.00	1,016,927
400	5.250%, 11/01/47	11/26 at 100.00	396,231
520	California Municipal Financing Authority, Certificates of Participation, Palomar 11/32 at 100.00 Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured		583,308

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Health Care (continued)
$1,000	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	$1,019,569
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	150,777
5,800	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	5,826,887
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	1,017,100
245	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	268,232
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, 5.000%, 5/15/47	5/32 at 100.00	2,221,230
	Total Health Care		29,808,847

	Housing/Multifamily - 9.1% (9.1% of Total Investments)
2,175	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	1,455,568
2,190	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	1,787,764
1,420	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	1,083,816
800	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	619,428
1,115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	927,337
2,162	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	2,166,728
1,826	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	1,725,844
321	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	320,372
1,781	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	1,763,877
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	80,448
215	5.250%, 8/15/49	8/24 at 100.00	215,744
2,320	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A	4/31 at 100.00	1,684,341
800	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A	2/32 at 100.00	623,657
125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A	5/32 at 100.00	103,550
1,130	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A	5/32 at 100.00	784,803
175	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A	10/31 at 100.00	136,175
1,465	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A	10/31 at 100.00	1,257,831
2,005	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	1,553,990

NCA	Nuveen California Municipal Value Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Housing/Multifamily (continued)
$2,310	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	$1,865,067
370	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56, 144A	7/32 at 100.00	254,990
1,925	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	1,415,843
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
220	3.000%, 7/01/43, 144A	7/32 at 100.00	172,604
950	3.125%, 7/01/56, 144A	7/32 at 100.00	640,764
405	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	307,531
875	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	730,390
530	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	391,394
555	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	389,473
795	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	608,811
560	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A	6/31 at 100.00	410,173
2,035	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	1,289,824
2,080	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	1,421,036
	Total Housing/Multifamily		28,189,173

	Long-Term Care - 0.2% (0.2% of Total Investments)
545	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	4/24 at 100.00	546,424
	Total Long-Term Care		546,424

	Tax Obligation/General - 24.5% (24.6% of Total Investments)
4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds, 2014 Election Series 2019, 3.000%, 8/01/40 - BAM Insured	8/27 at 100.00	3,573,549
375	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	397,448
5	California State, General Obligation Bonds, Series 2013, 5.000%, 2/01/29	4/24 at 100.00	5,007
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	3,076,604
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	5,013,987
1,970	5.000%, 10/01/44	10/24 at 100.00	1,980,772
2,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	2,139,317
5,000	California State, General Obligation Bonds, Various Purpose Series 2023, 5.000%, 9/01/26	No Opt. Call	5,279,097
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 6.000%, 5/01/34	5/24 at 100.00	2,108,131
3,000	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, 4.000%, 6/01/43	6/28 at 100.00	3,041,219

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tax Obligation/General (continued)
$1,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C, 5.250%, 8/01/47	2/27 at 100.00	$1,047,433
5,000		Chino Valley Unified School District, San Bernardino County, California, General Obligation Bonds, 2016 Election Series 2020B, 5.000%, 8/01/55	8/30 at 100.00	5,386,927
4,200		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C, 4.000%, 8/01/49	8/28 at 100.00	4,196,795
5,725		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	5,725,674
690		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	693,746
2,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A, 4.000%, 8/01/40	8/25 at 100.00	1,986,351
519		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	482,065
840		San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	889,729
11,875	(c)	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	12,472,130
19,860	(c)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	16,523,653
		Total Tax Obligation/General		76,019,634

		Tax Obligation/Limited - 9.4% (9.5% of Total Investments)
1,000		Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI Insured	4/24 at 100.00	1,003,347
70		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	70,376
1,000		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/44	8/29 at 100.00	1,078,253
1,250		California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	1,256,967
55		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	57,730
1,000		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A, 5.000%, 12/01/51	12/28 at 100.00	1,055,783
4,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/39	6/26 at 100.00	4,155,957
2,300		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	2,434,743
700		Los Angeles Unified School District, California, Certificates of Participation, Sustainability Green Series 2023A, 5.000%, 10/01/24	No Opt. Call	707,213
4,923		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	4,959,913
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
29		4.329%, 7/01/40	7/28 at 100.00	28,868
2,095		4.784%, 7/01/58	7/28 at 100.00	2,089,767
625		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.250%, 9/01/52 - AGM Insured	9/29 at 103.00	682,079
145		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	145,582
5,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 - NPFG Insured	8/26 at 100.00	5,186,459
80		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/24 at 100.00	80,213

NCA	Nuveen California Municipal Value Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A:
$1,000	5.000%, 9/01/33	9/25 at 103.00	$1,050,248
765	5.000%, 9/01/43	9/25 at 103.00	787,726
195	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32, 144A	9/27 at 100.00	209,497
2,185	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A, 5.000%, 10/01/45	4/30 at 100.00	2,247,632
	Total Tax Obligation/Limited		29,288,353

	Transportation - 18.1% (18.2% of Total Investments)
225	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	222,055
10,415	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44, (AMT)	11/27 at 100.00	10,716,074
2,670	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/33, (AMT)	11/28 at 100.00	2,859,029
1,480	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, 5.000%, 5/15/45, (AMT)	5/32 at 100.00	1,574,445
2,345	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, 5.250%, 7/01/58, (AMT)	7/33 at 100.00	2,504,317
3,075	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	3,019,878
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, 4.000%, 7/01/51, (AMT)	7/31 at 100.00	4,683,961
4,200	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, 5.500%, 5/01/40, (AMT)	5/33 at 100.00	4,786,439
16,295	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	16,954,763
3,740	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	3,840,586
4,160	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43, (AMT)	5/28 at 100.00	4,300,602
665	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	660,010
250	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	252,940
	Total Transportation		56,375,099

	U.S. Guaranteed - 1.0% (1.0% of Total Investments) (d)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-H, 5.000%, 4/01/44, (Pre-refunded 4/01/29)	4/29 at 100.00	1,693,556
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	293,238
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
795	5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	842,256
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
185	5.000%, 10/01/38, (Pre-refunded 10/01/24)	10/24 at 100.00	187,054
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
80	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	82,140
100	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	102,676
	Total U.S. Guaranteed		3,200,920

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Utilities - 20.5% (20.7% of Total Investments)
$2,935	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	$3,152,208
850	California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43	4/28 at 100.00	911,896
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37, (AMT), 144A	7/24 at 100.00	1,376,317
3,750	5.000%, 11/21/45, (AMT), 144A	7/24 at 100.00	3,752,017
1,500	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	1,551,832
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	2,085,260
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	2,064,657
835	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	864,197
2,425	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D, 5.000%, 7/01/48	7/28 at 100.00	2,593,353
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B:
1,890	5.000%, 7/01/40	7/30 at 100.00	2,115,603
3,395	5.000%, 7/01/45	7/30 at 100.00	3,739,086
3,795	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022A, 5.000%, 7/01/51	7/31 at 100.00	4,172,826
4,150	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B, 5.000%, 7/01/47	1/32 at 100.00	4,635,918
1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/38 Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:	7/28 at 100.00	1,636,196
2,500	5.000%, 7/01/36	7/30 at 100.00	2,871,255
6,000	5.000%, 7/01/38	7/30 at 100.00	6,798,138
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/38	6/28 at 100.00	1,519,356
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	1,285,671
2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	2,019,292
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	6,285,032
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
2,670	5.000%, 8/01/32	8/26 at 100.00	2,831,818
3,000	5.000%, 8/01/37	8/26 at 100.00	3,150,192
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	2,418,646
	Total Utilities		63,830,766

	Total Municipal Bonds (cost $290,823,620)		298,932,332

	Total Long-Term Investments (cost $290,823,620)		298,932,332

NCA	Nuveen California Municipal Value Fund (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 3.2% (3.2% of Total Investments)

		MUNICIPAL BONDS - 3.2% (3.2% of Total Investments)

		Health Care - 1.9% (1.9% of Total Investments)
$6,000	(e)	California Health Facilities Financing Authority, California, Revenue Bonds, Scripps Health, Weekly Mode Series 2024C-1, 2.350%, 11/15/63, (Mandatory Put 3/07/24)	2/24 at 100.00	$6,000,000
		Total Health Care		6,000,000

		Utilities - 1.3% (1.3% of Total Investments)
4,000	(e)	Eastern Municipal Water District, California, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 3.250%, 7/01/46, (Mandatory Put 2/29/24)	2/24 at 100.00	4,000,000
		Total Utilities		4,000,000

		Total Municipal Bonds (cost $10,000,000)		10,000,000

		Total Short-Term Investments (cost $10,000,000)		10,000,000

		Total Investments (cost $300,823,620) - 99.3%		308,932,332

		Other Assets & Liabilities, Net - 0.7%		2,223,777

		Net Assets Applicable to Common Shares - 100%		$311,156,109

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

See Notes to Financial Statements

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 98.1% (98.9% of Total Investments)

	MUNICIPAL BONDS - 98.1% (98.9% of Total Investments)

	Consumer Staples - 0.2% (0.2% of Total Investments)
$20	California County Tobacco Securitization Agency, Tobacco Settlement Asset- Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	$19,502
1,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	143,998
	Total Consumer Staples		163,500

	Education and Civic Organizations - 0.5% (0.5% of Total Investments)
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	60,011
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46, 144A	7/25 at 101.00	385,142
	Total Education and Civic Organizations		445,153

	Health Care - 11.3% (11.4% of Total Investments)
2,590	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B: 5.000%, 11/15/46	11/26 at 100.00	2,650,435
1,000	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39	3/26 at 100.00	1,002,222
1,240	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	1,203,687
1,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, 4.000%, 4/01/49	4/30 at 100.00	961,493
1,365	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:	11/27 at 100.00	1,356,188
70	5.000%, 10/01/38	10/24 at 100.00	70,414
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	256,016
450	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	429,442
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	35,382
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	130,707
150	California Municipal Financing Authority, Certificates of Participation, Palomar 11/32 at 100.00 Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured		168,262
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	351,812
1,365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	1,371,328
70	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	76,637
	Total Health Care		10,064,025

NXC	Nuveen California Select Tax-Free Income Portfolio (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Housing/Multifamily - 8.6% (8.7% of Total Investments)
$615	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	$411,574
590	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	481,635
800	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	610,600
200	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	154,857
606	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	607,058
516	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	487,935
88	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	88,219
512	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36 California Municipal Finance Authority, Mobile Home Park Revenue Bonds,	No Opt. Call	507,484
	Caritas Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	25,140
65	5.250%, 8/15/49	8/24 at 100.00	65,225
660	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A	4/31 at 100.00	479,166
225	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A	2/32 at 100.00	175,404
320	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A	5/32 at 100.00	222,245
425	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A	10/31 at 100.00	364,900
560	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	434,032
650	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	524,802
540	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	397,172
265	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.125%, 7/01/56, 144A	7/32 at 100.00	178,740
115	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	87,324
250	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	208,683
50	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	36,924
100	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	70,175
185	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	141,673
160	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A	6/31 at 100.00	117,192
585	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A	6/31 at 100.00	370,785

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Housing/Multifamily (continued)
$ 600		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	$409,914
		Total Housing/Multifamily		7,658,858

		Tax Obligation/General - 25.3% (25.5% of Total Investments)
620		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	657,115
1,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	1,025,535
1,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C, 5.250%, 8/01/47	2/27 at 100.00	1,047,434
4,205		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	4,205,495
1,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A, 4.000%, 8/01/45	8/25 at 100.00	988,072
2,790		Natomas Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2018, Series 2020A, 4.000%, 8/01/49 - AGM Insured	8/26 at 100.00	2,763,369
7,575		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34	No Opt. Call	5,167,105
65		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	60,374
1,000		San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	1,059,201
8,075		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	3,322,603
2,000	(c)	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 - AGM Insured	8/31 at 100.00	2,194,438
		Total Tax Obligation/General		22,490,741

		Tax Obligation/Limited - 10.9% (11.0% of Total Investments)
1,000		Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI Insured	4/24 at 100.00	1,003,347
20		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	20,107
15		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	15,745
1,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/39	6/26 at 100.00	1,038,989
3,000		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44	7/28 at 100.00	3,222,239
1,000		Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	4/24 at 100.00	1,003,378
1,118		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	1,126,383
550		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	548,626
180		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.250%, 9/01/52 - AGM Insured	9/29 at 103.00	196,439
60		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	60,241
20		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/24 at 100.00	20,053
1,285		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/28	9/25 at 103.00	1,352,882

NXC	Nuveen California Select Tax-Free Income Portfolio (continued) Portfolio of Investments February 29, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Tax Obligation/Limited (continued)
$ 60	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A, 5.000%, 10/01/45	4/30 at 100.00	$61,720
	Total Tax Obligation/Limited		9,670,149

	Transportation - 12.9% (13.0% of Total Investments)
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	59,215
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	813,297
1,860	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding & Subordinate Series 2022C, 4.000%, 5/15/40, (AMT)	5/32 at 100.00	1,855,778
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, 5.000%, 5/15/45, (AMT)	5/32 at 100.00	1,622,316
3,250	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/39	6/31 at 100.00	3,308,651
305	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, 5.000%, 7/01/53, (AMT)	7/33 at 100.00	319,210
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, 5.000%, 7/01/46, (AMT)	7/31 at 100.00	1,048,666
1,400	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, 5.500%, 5/01/40, (AMT)	5/33 at 100.00	1,595,480
90	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	89,325
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	758,821
	Total Transportation		11,470,759

	U.S. Guaranteed - 6.9% (7.0% of Total Investments) (d)
410	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B: 5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	434,371
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41, (Pre-refunded 11/15/25) California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:	11/25 at 100.00	2,592,912
55	5.000%, 10/01/38, (Pre-refunded 10/01/24)	10/24 at 100.00	55,611
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,350	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,386,121
1,650	5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,694,148
	Total U.S. Guaranteed		6,163,163

	Utilities - 21.5% (21.6% of Total Investments)
840	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	902,165
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37, (AMT), 144A	7/24 at 100.00	375,359
1,160	5.000%, 11/21/45, (AMT), 144A	7/24 at 100.00	1,160,624
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	2,085,260
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	739,836
1,970	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44	7/24 at 100.00	1,975,802

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Utilities (continued)
$2,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B, 5.000%, 7/01/40 Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:	7/30 at 100.00	$2,238,734
3,000		5.000%, 7/01/44	1/27 at 100.00	3,134,967
2,900		4.000%, 7/01/47	1/27 at 100.00	2,878,154
1,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/38	7/28 at 100.00	1,090,798
250		Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A	7/30 at 100.00	252,411
2,050		Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50	12/30 at 100.00	2,257,211
		Total Utilities		19,091,321
		Total Municipal Bonds (cost $84,888,880)		87,217,669
		Total Long-Term Investments (cost $84,888,880)		87,217,669
Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 1.1% (1.1% of Total Investments)

		MUNICIPAL BONDS - 1.1% (1.1% of Total Investments)

		Health Care - 1.1% (1.1% of Total Investments)
$1,000	(e)	California Health Facilities Financing Authority, California, Revenue Bonds, Scripps Health, Weekly Mode Series 2024C-1, 2.350%, 11/15/63, (Mandatory Put 3/07/24)	2/24 at 100.00	$1,000,000
		Total Health Care		1,000,000
		Total Municipal Bonds (cost $1,000,000)		1,000,000
		Total Short-Term Investments (cost $1,000,000)		1,000,000
		Total Investments (cost $85,888,880) - 99.2%		88,217,669
		Other Assets & Liabilities, Net - 0.8%		751,185
		Net Assets Applicable to Common Shares - 100%		$88,968,854

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

See Notes to Financial Statements

Statement of Assets and Liabilities

February 29, 2024	NAZ	NAC	NKX	NCA	NXC
ASSETS

Long-term investments, at value†	$232,719,392	$3,038,993,348	$1,032,645,123	$298,932,332	$87,217,669
Short-term investments, at value¸	-	20,200,000	22,000,000	10,000,000	1,000,000
Cash	1,063,484	-	90,708	342,811	118,749
Receivables:
Interest	2,100,349	31,832,077	10,656,632	2,992,403	812,813
Investments sold	1,007,146	-	25,000	-	-
Deferred offering costs	-	-	-	-	164,014
Other	2,092	1,155,214	342,274	58,878	30,849

Total assets	236,892,463	3,092,180,639	1,065,759,737	312,326,424	89,344,094
LIABILITIES
Cash overdraft	-	2,239,772	-	-	-
Floating rate obligations	-	44,585,000	33,485,000	-	-
AMTP Shares, Net*	88,258,681	-	-	-	-
MFP Shares, Net**	-	274,903,925	140,039,979	-	-
VRDP Shares, Net***	-	905,400,499	255,688,536	-	-
Payables:
Management fees	112,396	1,376,693	489,615	119,905	18,274
Dividends	391,326	6,117,078	2,067,557	917,338	278,809
Interest	51	320,480	425,526	109	31
Investments purchased - when-issued/delayed-delivery settlement	1,130,000	-	-	-	-
Accrued expenses:
Custodian fees	19,623	161,178	64,038	23,555	10,299
Investor relations	2,980	37,532	13,227	4,474	801
Trustees fees	4,996	813,162	210,893	62,241	33,073
Professional fees	35,074	46,845	36,578	35,448	30,386
Shareholder reporting expenses	2,804	22,444	9,212	6,137	3,111
Shareholder servicing agent fees	1,213	1,864	613	659	153
Other	5,624	3,488	8,816	449	303

Total liabilities	89,964,768	1,236,029,960	432,539,590	1,170,315	375,240
Commitments and contingencies(1)
Net assets applicable to common shares	$146,927,695	$1,856,150,679	$633,220,147	$311,156,109	$88,968,854

Common shares outstanding	11,590,366	144,722,059	47,520,333	33,108,196	6,362,276
Net asset value (“NAV”) per common share outstanding	$12.68	$12.83	$13.33	$9.40	$13.98
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$115,904	$1,447,221	$475,203	$331,082	$63,623
Paid-in capital	156,425,033	1,962,294,517	635,736,094	312,875,798	88,550,088
Total distributable earnings (loss)	(9,613,242)	(107,591,059)	(2,991,150)	(2,050,771)	355,143

Net assets applicable to common shares	$146,927,695	$1,856,150,679	$633,220,147	$311,156,109	$88,968,854
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	–	–
† Long-term investments, cost	$234,469,877	$2,990,272,606	$1,002,677,463	$290,823,620	$84,888,880
¸ Short-term investments, cost	$–	$20,200,000	$22,000,000	$10,000,000	$1,000,000
* AMTP Shares, liquidation preference	88,300,000	–	–	–	–
** MFP Shares, liquidation preference	–	275,000,000	140,400,000	–	–
*** VRDP Shares, liquidation preference	–	907,800,000	256,700,000	–	–

(1) As disclosed in Notes to Financial Statements.

See Notes to Financial Statements.

Statement of Operations

Year Ended February 29, 2024	NAZ	NAC	NKX	NCA	NXC
INVESTMENT INCOME

Interest	$9,489,571	$135,365,263	$46,541,076	$13,178,868	$3,695,673

Total investment income	9,489,571	135,365,263	46,541,076	13,178,868	3,695,673

EXPENSES
Management fees	1,420,644	17,008,998	6,065,972	1,484,881	226,924
Shareholder servicing agent fees	14,626	24,341	6,994	8,559	1,963
Interest expense and amortization of offering costs	3,915,093	50,375,275	15,661,228	4,999	1,796
Trustees fees	8,587	112,533	37,546	11,318	3,242
Custodian expenses, net	12,336	32,604	45,797	8,680	5,446
Investor relations expenses	11,775	136,992	46,265	14,718	4,142
Liquidity fees	–	3,856,036	2,002,535	–	–
Professional fees	52,545	323,828	83,688	57,714	41,510
Remarketing fees	–	506,198	667,493	–	–
Shareholder reporting expenses	15,138	62,273	32,000	23,526	12,229
Stock exchange listing fees	7,402	43,930	14,422	7,212	7,403
Other	37,006	160,661	106,343	11,207	13,066

Total expenses	5,495,152	72,643,669	24,770,283	1,632,814	317,721
Net investment income (loss)	3,994,419	62,721,594	21,770,793	11,546,054	3,377,952

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(2,511,548)	(16,440,501)	(4,411,470)	(1,746,380)	(415,351)
Net realized gain (loss)	(2,511,548)	(16,440,501)	(4,411,470)	(1,746,380)	(415,351)
Change in unrealized appreciation (depreciation) on:
Investments	7,054,001	65,112,604	23,058,438	7,735,274	2,135,308
Net change in unrealized appreciation (depreciation)	7,054,001	65,112,604	23,058,438	7,735,274	2,135,308
Net realized and unrealized gain (loss)	4,542,453	48,672,103	18,646,968	5,988,894	1,719,957
Net increase (decrease) in net assets applicable to common shares from operations	$8,536,872	$111,393,697	$40,417,761	$17,534,948	$5,097,909

See Notes to Financial Statements.

Statement of Changes in Net Assets

	NAZ		NAC
	Year Ended 2/29/24	Year Ended 2/28/23	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$3,994,419	$5,425,472	$62,721,594	$79,191,067
Net realized gain (loss)	(2,511,548)	(3,063,982)	(16,440,501)	(112,184,494)
Net change in unrealized appreciation (depreciation)	7,054,001	(21,339,972)	65,112,604	(253,974,571)

Net increase (decrease) in net assets applicable to common shares from operations	8,536,872	(18,978,482)	111,393,697	(286,967,998)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(4,405,935)	(6,080,179)	(64,709,406)	(82,354,248)
Return of Capital	(161,896)	-	(2,155,459)	-

Total distributions	(4,567,831)	(6,080,179)	(66,864,865)	(82,354,248)

CAPITAL SHARE TRANSACTIONS
Reinvestments of distributions	–	99,790	–	–
Cost of shares repurchased and retired	(54,777)	-	(129,790)	-

Net increase (decrease) applicable to common shares from capital share transactions	(54,777)	99,790	(129,790)	–
Net increase (decrease) in net assets applicable to common shares	3,914,264	(24,958,871)	44,399,042	(369,322,246)
Net assets applicable to common shares at the beginning of the period	143,013,431	167,972,302	1,811,751,637	2,181,073,883

Net assets applicable to common shares at the end of the period	$146,927,695	$143,013,431	$1,856,150,679	$1,811,751,637

See Notes to Financial Statements.

	NKX		NCA
	Year Ended 2/29/24	Year Ended 2/28/23	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$21,770,793	$26,790,986	$11,546,054	$10,979,386
Net realized gain (loss)	(4,411,470)	(25,699,597)	(1,746,380)	(7,463,877)
Net change in unrealized appreciation (depreciation)	23,058,438	(98,059,693)	7,735,274	(29,648,083)

Net increase (decrease) in net assets applicable to common shares from operations	40,417,761	(96,968,304)	17,534,948	(26,132,574)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(24,425,453)	(28,797,322)	(11,521,653)	(10,528,407)

Total distributions	(24,425,453)	(28,797,322)	(11,521,653)	(10,528,407)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets applicable to common shares	15,992,308	(125,765,626)	6,013,295	(36,660,981)
Net assets applicable to common shares at the beginning of the period	617,227,839	742,993,465	305,142,814	341,803,795

Net assets applicable to common shares at the end of the period	$633,220,147	$617,227,839	$311,156,109	$305,142,814

See Notes to Financial Statements.

Statement of Changes in Net Assets (continued)

	NXC

	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$3,377,952	$3,228,096
Net realized gain (loss)	(415,351)	(1,704,954)
Net change in unrealized appreciation (depreciation)	2,135,308	(7,514,728)

Net increase (decrease) in net assets applicable to common shares from operations	5,097,909	(5,991,586)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(3,359,282)	(3,149,970)

Total distributions	(3,359,282)	(3,149,970)

CAPITAL SHARE TRANSACTIONS

Reinvestments of distributions	6,412	12,887

Net increase (decrease) applicable to common shares from capital share transactions	6,412	12,887
Net increase (decrease) in net assets applicable to common shares	1,745,039	(9,128,669)
Net assets applicable to common shares at the beginning of the period	87,223,815	96,352,484

Net assets applicable to common shares at the end of the period	$88,968,854	$87,223,815

See Notes to Financial Statements.

Statement of Cash Flows

Year Ended February 29, 2024	NAZ	NAC	NKX

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$8,536,872	$111,393,697	$40,417,761
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(26,568,946)	(745,531,666)	(265,074,109)
Proceeds from sale and maturities of investments	33,230,136	767,700,945	288,940,311
Proceeds from (Purchase of) short-term investments, net	–	(20,200,000)	(22,000,000)
Taxes paid	(291)	(16,876)	(750)
Amortization (Accretion) of premiums and discounts, net	1,498,802	634,955	(2,285,924)
Amortization of deferred offering costs	8,715	184,320	71,846
(Increase) Decrease in:
Receivable for interest	49,229	1,531,692	1,187,948
Receivable for investments sold	869,151	20,000	4,121,200
Other assets	9,232	(57,443)	65,451
Increase (Decrease) in:
Payable for interest	(61,708)	317,689	(136,206)
Payable for investments purchased - when-issued/delayed-delivery settlement	1,130,000	–	–
Payable for management fees	691	54,566	15,715
Accrued custodian fees	(5,332)	(87,033)	(25,089)
Accrued investor relations fees	(1,138)	(13,785)	(4,355)
Accrued Trustees fees	1,884	88,169	23,750
Accrued professional fees	3,120	(1,105)	2,137
Accrued shareholder reporting expenses	(3,244)	(22,291)	(8,297)
Accrued shareholder servicing agent fees	(1,220)	(2,336)	(593)
Accrued other expenses	468	(40,524)	(15,342)
Net realized (gain) loss from investments	2,511,548	16,440,501	4,411,470
Net realized (gain) loss from paydowns	–	23,604	26,408
Net change in unrealized (appreciation) depreciation of investments	(7,054,001)	(65,112,604)	(23,058,438)

Net cash provided by (used in) operating activities	14,153,968	67,304,475	26,674,894
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	2,174,054	117,956,564	4,921,762
(Repayments) of borrowings	(2,174,054)	(117,956,564)	(4,921,762)
Proceeds from floating rate obligations	–	44,585,000	–
(Repayments of) floating rate obligations	(7,000,000)	–	–
(Repayments for) MFP Shares redeemed, at liquidation preference	–	(45,000,000)	–
Increase (Decrease) in:
Cash overdraft	(1,495,653)	(961,658)	(2,348,642)
Cash distributions paid to common shareholders	(4,540,054)	(65,798,027)	(24,235,544)

Cost of common shares repurchased and retired	(54,777)	(129,790)	–

Net cash provided by (used in) financing activities	(13,090,484)	(67,304,475)	(26,584,186)
Net increase (decrease) in Cash	1,063,484	–	90,708
Cash at the beginning of period	–	–	–

Cash at the end of period	$1,063,484	$–	$90,708

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NAZ	NAC	NKX
Cash paid for interest	$3,960,465	$49,780,609	$15,703,347

See Notes to Financial Statements.

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

						Less Distributions to
		Investment Operations			Common Shareholders				Common Share
	Common
	Share								Discount
	Net Asset	Net	Net						Per	Net Asset	Share
	Value,	Investment	Realized/			From Net			Share	Value,	Price,
	Beginning	Income (NII)	Unrealized		From	Realized	Return of		Repurchased	End of	End of
	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Capital	Total	and Retired	Period	Period

NAZ

2/29/24	$12.33	$0.34	$0.40	$0.74	$(0.38)	$–	$(0.01)	$(0.39)	$–(d)	$12.68	$10.83
2/28/23	14.50	0.47	(2.12)	(1.65)	(0.52)	–	–	(0.52)	–	12.33	11.30
2/28/22	15.07	0.61	(0.58)	0.03	(0.60)	–	–	(0.60)	–	14.50	13.78
2/28/21	15.56	0.61	(0.53)	0.08	(0.57)	–	–	(0.57)	–	15.07	15.17
2/29/20	14.18	0.56	1.34	1.90	(0.52)	–	–	(0.52)	–	15.56	13.89

NAC

2/29/24	12.52	0.43	0.34	0.77	(0.45)	–	(0.01)	(0.46)	–(d)	12.83	10.97
2/28/23	15.07	0.55	(2.53)	(1.98)	(0.57)	–	–	(0.57)	–	12.52	10.87
2/28/22	15.91	0.66	(0.85)	(0.19)	(0.65)	–	–	(0.65)	–	15.07	13.71
2/28/21	16.71	0.64	(0.80)	(0.16)	(0.64)	–	–	(0.64)	–	15.91	14.57
2/29/20	14.95	0.65	1.76	2.41	(0.65)	–	–	(0.65)	–	16.71	15.09

NKX

2/29/24	12.99	0.46	0.39	0.85	(0.51)	–	–	(0.51)	–	13.33	11.48
2/28/23	15.64	0.56	(2.60)	(2.04)	(0.61)	–	–	(0.61)	–	12.99	11.72
2/28/22	16.48	0.68	(0.85)	(0.17)	(0.67)	–	–	(0.67)	–	15.64	14.15
2/28/21	17.27	0.66	(0.80)	(0.14)	(0.65)	–	–	(0.65)	–	16.48	15.13
2/29/20	15.17	0.63	2.09	2.72	(0.62)	–	–	(0.62)	–	17.27	15.53

(a)	Based on average shares outstanding.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based	Based	Net		Net
on	on	Assets,		Investment	Portfolio
Net Asset	Share	End of		Income	Turnover
Value(b)	Price(b)	Period (000)	Expenses(c)	(Loss)(c)	Rate

6.17%	(0.56)%	$146,928	3.85%	2.80%	11%
(11.40)	(14.48)	143,013	2.68	3.65	25
0.09	(5.49)	167,972	1.52	3.98	7
0.62	13.67	174,401	1.75	4.06	13
13.60	15.89	180,024	2.32	3.76	6

6.34	5.39	1,856,151	4.03	3.48	25
(13.20)	(16.78)	1,811,752	2.72	4.19	69
(1.33)	(1.81)	2,181,074	1.46	4.14	12
(0.90)	0.88	2,302,711	1.67	4.00	17
16.37	18.54	2,418,423	2.26	4.11	11

6.77	2.54	633,220	4.02	3.57	26
(13.14)	(13.15)	617,228	2.82	4.15	58
(1.19)	(2.44)	742,993	1.51	4.10	9
(0.77)	1.67	783,202	1.72	4.03	8
18.23	19.88	820,662	2.27	3.91	11

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NAZ
2/29/24	2.74%
2/28/23	1.57
2/28/22	0.48
2/28/21	0.68
2/29/20	1.25
NAC
2/29/24	3.04
2/28/23	1.73
2/28/22	0.55
2/28/21	0.74
2/29/20	1.33
NKX
2/29/24	2.99
2/28/23	1.76
2/28/22	0.49
2/28/21	0.74
2/29/20	1.28

(d)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Common
	Share
	Net Asset	Net	Net						Net Asset	Share
	Value,	Investment	Realized/			From Net		Shelf	Value,	Price,
	Beginning	Income (NII)	Unrealized		From	Realized		Offering	End of	End of
	of Period	(Loss)(a)	Gain (Loss)	Total	NII	Gains	Total	Costs	Period	Period
NCA
2/29/24	$9.22	$0.35	$0.18	$0.53	$(0.35)	$–	$(0.35)	$–	$9.40	$8.77
2/28/23	10.32	0.33	(1.11)	(0.78)	(0.32)	–	(0.32)	–	9.22	8.72
2/28/22	10.66	0.31	(0.35)	(0.04)	(0.30)	–	(0.30)	–	10.32	9.53
2/28/21	11.05	0.32	(0.39)	(0.07)	(0.32)	–	(0.32)	–	10.66	10.21
2/29/20	10.13	0.34	0.92	1.26	(0.34)	–	(0.34)	–	11.05	10.45
NXC
2/29/24	13.71	0.53	0.27	0.80	(0.53)	–	(0.53)	–	13.98	13.11
2/28/23	15.15	0.51	(1.46)	(0.95)	(0.49)	–(d)	(0.49)	–	13.71	13.89
2/28/22(e)	15.83	0.45	(0.65)	(0.20)	(0.44)	(0.04)	(0.48)	–	15.15	14.81
3/31/21	15.43	0.51	0.41	0.92	(0.52)	–	(0.52)	–	15.83	16.29
3/31/20	15.21	0.53	0.21	0.74	(0.52)	–	(0.52)	–	15.43	14.50
3/31/19	15.02	0.50	0.19	0.69	(0.52)	–	(0.52)	0.02	15.21	14.12

(a)	Based on average shares outstanding.

(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based	Based	Net		Net
on	on	Assets,		Investment	Portfolio
Net Asset	Share	End of		Income	Turnover
Value(b)	Price(b)	Period (000)	Expenses(c)	(Loss)(c)	Rate

5.87%	4.70%	$311,156	0.54%	3.79%	20%
(7.58)	(5.13)	305,143	0.53	3.52	58
(0.43)	(3.89)	341,804	0.56	2.85	6
(0.62)	0.73	299,625	0.60	2.94	9
12.63	14.67	310,278	0.52	3.22	8

5.96	(1.69)	88,969	0.36	3.87	17
(6.23)	(2.77)	87,224	0.36	3.63	43
(1.34)	(6.27)	96,352	0.35 (f)	3.14 (f)	9
(6.05)	16.13	100,600	0.35	3.26	5
4.86	6.26	98,013	0.36	3.41	10
4.82	5.44	96,573	0.55	3.38	23

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest
Expense
to Average Net
Assets Applicable
to Common Shares
NCA
2/29/24	–%
2/28/23	–
2/28/22	–
2/28/21	–
2/29/20	–
NXC
2/29/24	–
2/28/23	–
2/28/22	–
3/31/21	–
3/31/20	–
3/31/19	–

(d)	Value rounded to zero.

(e)	For the eleven months ended February 28, 2022

(f)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares
		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)	Preference(c)
NAZ
2/29/24	$88,300	$266,396	$–	$–	$–	$–	$–
2/28/23	88,300	261,963	–	–	–	–	–
2/28/22	88,300	290,229	–	–	–	–	–
2/28/21	88,300	297,509	–	–	–	–	–
2/29/20	88,300	303,878	–	–	–	–	–
NAC
2/29/24	–	–	275,000	256,929	907,800	256,929	2.57
2/28/23	–	–	320,000	247,561	907,800	247,561	2.48
2/28/22	–	–	320,000	270,716	957,600	270,716	2.71
2/28/21	–	–	320,000	280,237	957,600	280,237	2.80
2/29/20	–	–	320,000	289,294	957,600	289,294	2.89
NKX
2/29/24	–	–	140,400	259,461	256,700	259,461	2.59
2/28/23	–	–	140,400	255,434	256,700	255,434	2.55
2/28/22	–	–	140,400	271,751	292,200	271,751	2.72
2/28/21	–	–	140,400	281,045	292,200	281,045	2.81
2/29/20	–	–	140,400	289,705	292,200	289,705	2.90

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(c)	Includes all preferred shares presented for the Fund.

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Arizona Quality Municipal Income Fund (NAZ)

• Nuveen California Quality Municipal Income Fund (NAC)

• Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

• Nuveen California Municipal Value Fund (NCA)

• Nuveen California Select Tax-Free Income Portfolio (NXC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAZ, NAC, NKX, NCA and NXC were organized as Massachusetts business trusts on April 8, 2013, December 1, 1998, July 29, 2002, March 8, 2021 and March 30, 1992, respectively. NAZ and NCA were previously organized as a Minnesota trust on January 23, 1991 and July 15, 1987, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is February 29, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2024 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Developments Regarding the Funds’ Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.

NAZ, NAC, NKX and NCA - Change in Fiscal and Tax Year Ends: On February 28, 2024, the Board approved that the Funds’ fiscal and tax year ends (collectively, “fiscal year end”) be changed from February 28/29 to August 31. As a result, effective March 1, 2024, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and the next annual report for the Funds will be for the period from March 1, 2024 through August 31, 2024.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Notes to Financial Statements (continued)

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits
NAZ	$17,682
NAC	164,611
NKX	28,822
NCA	21,628
NXC	9,110

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$-	$232,719,392	$-	$232,719,392
Total	$-	$232,719,392	$-	$232,719,392

NAC	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$-	$3,038,568,595	$424,753	$3,038,993,348
Short-Term Investments:
Municipal Bonds	-	20,200,000	-	20,200,000
Total	$-	$3,058,768,595	$424,753	$3,059,193,348

NKX	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$-	$1,032,590,583	$54,540	$1,032,645,123
Short-Term Investments:
Municipal Bonds	-	22,000,000	-	22,000,000
Total	$-	$1,054,590,583	$54,540	$1,054,645,123

NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$-	$298,932,332	$-	$298,932,332
Short-Term Investments:
Municipal Bonds	-	10,000,000	-	10,000,000
Total	$-	$308,932,332	$-	$308,932,332

NXC	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$-	$87,217,669	$-	$87,217,669
Short-Term Investments:
Municipal Bonds	-	1,000,000	-	1,000,000
Total	$-	$88,217,669	$-	$88,217,669

Notes to Financial Statements (continued)

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.

4.	Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total
NAZ	$—	$—	$—
NAC	44,585,000	—	44,585,000
NKX	33,485,000	—	33,485,000
NCA	—	—	—
NXC	—	—	—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees
NAZ	$4,065,753	3.81%
NAC	8,452,178	3.93
NKX	33,485,000	3.85
NCA	—	—
NXC	—	—

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total
NAZ	$—	$—	$—
NAC	44,585,000	—	44,585,000
NKX	33,485,000	—	33,485,000
NCA	—	—	—
NXC	—	—	—

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Notes to Financial Statements (continued)

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities
NAZ	$26,568,946	$33,230,136
NAC	745,531,666	767,700,945
NKX	265,074,109	288,940,311
NCA	58,898,411	67,415,653
NXC	14,101,031	14,360,741

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: NXC has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during current fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

NXC
	Year Ended 2/29/24*	Year Ended 2/28/23
Additional authorized common shares	1,300,000	-
Common shares sold	-	-
Offering proceeds, net of offering costs	-	-

*	Represents additional authorized shares for the period August 4, 2023 through February 29, 2024.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NAC
	Year Ended 2/29/24	Year Ended 2/28/23	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Issued to shareholders due to reinvestment of distributions	–	7,827	–	–
Repurchased and retired	(5,500)	–	(13,000)	–
Total	(5,500)	7,827	(13,000)	–
Weighted average common share:
Price per share repurchased and retired	$9.94	$–	$9.96	$–
Discount per share repurchased and retired	(16.65)%	–%	(16.91)%	–%

	NXC
	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Issued to shareholders due to reinvestment of distributions	468	925
Total	468	925

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares: The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs
NAZ	2028	883	$88,300,000	$88,258,681

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date		Premium Expiration Date
NAZ	540-day	2028	December 1, 2028	*	February 13, 2019

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Notes to Financial Statements (continued)

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate
NAZ	$88,300,000	4.23%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares: The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAC and NKX had $905,400,499 and $255,688,536 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Special Rate Period Expiration	Maturity
NAC	1	1,362	0.10%	$136,200,000	N/A	June 1, 2041
	2	910	N/A**	$91,000,000	February 5, 2025	December 1, 2040
	4	1,056	0.10%	$105,600,000	N/A	December 1, 2042
	5	1,589	N/A**	$158,900,000	September 2, 2026	August 1, 2040
	6	1,581	0.10%	$158,100,000	N/A	August 1, 2040
	7	980	0.10%	$98,000,000	N/A	August 3, 2043
	8	1,600	N/A**	$160,000,000	November 6, 2026	November 6, 2026
NKX	3	427	0.05%	$42,700,000	N/A	March 1, 2040
	4	1,090	0.10%	$109,000,000	N/A	December 1, 2040
	6	1,050	0.10%	$105,000,000	N/A	June 1, 2046

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NAC’s Series 2, Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on February 5, 2025, September 2, 2026 and November 6, 2026, for the Fund’s Series 2, 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate
NAC	$907,800,000	3.86%
NKX	256,700,000	3.45

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

MuniFund Preferred Shares: NAC and NKX have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.

• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs	Term Redemption Date	Mode	Mode Termination Date
NAC	A	2,750	$275,000,000	$274,903,925	January 3, 2028	VRM	January 3, 2028	*
NKX	A	1,404	$140,400,000	$140,039,979	October 1, 2047	VRRM	N/A

*	Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate
NAC	$318,893,443	4.56%
NKX	140,400,000	3.85

Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MFP Shares for the Funds, where applicable, were as follows:

		Year Ended February 29, 2024
NAC	Series	Shares	Amount
MFP Shares redeemed	A	(450)	$(45,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

		Year Ended February 28, 2023
NAC	Series	Shares	Amount
VRDP Shares redeemed	3	(498)	$(49,800,000)
NKX	Series	Shares	Amount
VRDP Shares redeemed	2	(355)	$(35,500,000)

7. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NAZ	$234,350,392	$3,998,213	$(5,629,213)	$(1,631,000)
NAC	2,966,700,097	131,351,084	(83,442,833)	47,908,251
NKX	990,760,481	56,899,839	(26,500,197)	30,399,642
NCA	300,306,455	16,760,926	(8,135,049)	8,625,877
NXC	85,848,537	4,452,021	(2,082,889)	2,369,132

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NAZ	$–	$–	$–	$(1,631,000)	$(7,576,579)	$–	$(405,663)	$(9,613,242)
NAC	–	139,367	–	47,908,251	(149,343,267)	–	(6,295,410)	(107,591,059)
NKX	14,528	229	–	30,399,642	(31,243,374)	–	(2,162,175)	(2,991,150)
NCA	1,439,149	–	–	8,625,877	(11,155,659)	–	(960,138)	(2,050,771)
NXC	400,036	–	–	2,369,132	(2,124,541)	–	(289,484)	355,143

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2024 and paid on March 1, 2024.

The tax character of distributions paid was as follows:

		2/29/24				2/28/23
Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
NAZ	$4,405,935	$–	$–	$161,896	$6,012,110	$68,069	$–	$–
NAC	64,294,441	414,965	–	2,155,459	82,119,918	234,330	–	–
NKX	24,422,742	2,711	–	–	28,776,323	20,999	–	–
NCA	11,486,078	35,575	–	–	10,528,407	–	–	–
NXC	3,348,122	11,160	–	–	3,136,161	–	13,809	–

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAZ	$3,047,069	$4,529,510	$7,576,579
NAC	86,348,391	62,994,876	149,343,267
NKX	13,365,633	17,877,741	31,243,374
NCA	4,689,301	6,466,358	11,155,659
NXC	462,152	1,662,389	2,124,541

Notes to Financial Statements (continued)

8. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for NAZ, NAC and NKX is calculated according to the following schedules:

Average Daily Managed Assets*	NAZ Fund-Level Fee Rate	NAC Fund-Level Fee Rate	NKX Fund-Level Fee Rate
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For the next $3 billion	0.3750	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625	0.3625

The annual fund-level fee, payable monthly, for NXC is calculated according to the following schedule:

Average Daily Net Assets*	NXC Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 29, 2024, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
NAZ	0.1601%
NAC	0.1601%
NKX	0.1601%
NCA	0.1601%
NXC	0.1601%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
NAZ	$7,169,425	$2,650,925	$(92,314)
NAC	18,357,585	6,181,098	(176,387)
NKX	11,758,828	1,563,929	(33,670)
NCA	121,577	122,330	(4,012)
NXC	159,835	35,680	(1,170)

9. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10. Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired in June 2023.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Notes to Financial Statements (continued)

Fund	Maximum Outstanding Balance
NAZ	$1,451,261
NAC	28,400,000
NKX	2,916,834
NCA	272,150
NXC	254,763

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NAZ	7	$1,139,060	6.42%
NAC	69	19,006,616	6.29
NKX	10	1,768,212	6.38
NCA	4	272,150	6.53
NXC	4	254,763	6.53

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)

Investment Objectives

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona Municipal Obligations”).

Shareholder Update (Unaudited) (continued)

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. However, pursuant to its fundamental policies, the Fund may not (i) issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA QUALITY MUNICIPAL VALUE FUND (NAC)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, that pay interest exempt from federal and California income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities

•	The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector.

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California person income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from

Shareholder Update (Unaudited) (continued)

weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

Investment Objectives

The Fund’s investment objectives are (i) to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and California income tax and (ii) to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from federal and California income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

•

The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•

The Fund may invest up to 10% of its total assets in securities of other open-or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior notice to shareholders.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and California income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund generally invests are issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and California personal income taxes and is also exempt from the federal alternative minimum tax applicable to individuals.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call

Shareholder Update (Unaudited) (continued)

date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (including reverse repurchase agreements) for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

Investment Objective

The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objective.

Shareholder Update (Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NAZ	NAC	NKX	NCA	NXC

Portfolio Level Risks

Alternative Minimum Tax Risk	X	X	-	X	X

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Deflation Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed or Defaulted Securities Risk	X	X	X	X	-

Duration Risk	X	X	X	X	X

Economic Sector Risk	X	X	X	X	X

Financial Futures and Options Transactions Risk	X	X	X	X	X

Hedging Risk	X	X	X	X	X

Illiquid Investments Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Insurance Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	X	X	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X	X	X

Municipal Securities Market Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Special Considerations Related to Single State Concentration Risk	X	X	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X	X	X

Swap Transactions Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Taxability Risk	X	X	X	X	X

Tobacco Settlement Bond Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Zero Coupon Bonds Risk	X	X	X	X	X

Risk	NAZ	NAC	NKX	NCA	NXC

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Economic and Political Events Risk	X	X	X	X	X

Risk	NAZ	NAC	NKX	NCA	NXC

Fund Level and Other Risks

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	-	-

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	-

Shareholder Update (Unaudited) (continued)

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Shareholder Update (Unaudited) (continued)

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the

Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/ or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Shareholder Update (Unaudited) (continued)

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which

Shareholder Update (Unaudited) (continued)

could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 29, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 29, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	NAZ	NAC	NKX

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.54%	39.80%	40.48%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.23%	4.41%	4.25%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.59%	1.75%	1.72%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(18.55)%	(19.52)%	(19.69)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(10.55)%	(11.22)%	(11.29)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.54)%	(2.91)%	(2.89)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.46%	5.39%	5.51%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.47%	13.70%	13.91%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following principal risk was consolidated into a single risk factor entitled, “Special Considerations Related to Single-State Concentration,” and is therefore no longer included as a stand-alone principal risk:

Special Considerations Related to California Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of California the Fund is more susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California.

Additionally, the State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.

The following risk factor was added as a principal risk for the Funds:

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Amended and Restated By-Laws

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022, the Board of the Funds suspended the Control-Share By-Law provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share By-Law provision in its entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.

Portfolio Managers

Nuveen Arizona Quality Municipal Income Fund (“NAZ”)

Effective October 13, 2023, Stephen Candido was added as a portfolio manager.

Nuveen California Quality Municipal Income Fund (“NAC”), Nuveen California AMT-Free Quality Municipal Income Fund (“NKX”), Nuveen California Municipal Value Fund (“NCA”) and Nuveen California Select Tax-Free Income Portfolio (“NXC”) (together, the “Funds”)

Effective October 13, 2023, Kristen M. DeJong was added as a portfolio manager to the Funds.

Shareholder Update (Unaudited) (continued)

UPDATED DISCLOSURES FOR THE FUND’S EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended February 29, 2024.

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses
Maximum Sales Charge (as a percentage of offering price)	4.00% (1)

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)
Management Fees	0.26%
Acquired Fund Fees and Expenses	0.00% (2)
Other Expenses (3)	0.10%
Total Annual Expenses	0.36%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended February 29, 2024.

(2)	Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$14	$21	$30	$55

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

	Market Price		NAV		Premium/(Discount)to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
February 2024	$13.35	$12.41	$14.07	$13.78	(4.24)%	(10.01)%
November 2023	$12.97	$11.87	$13.75	$12.93	(3.85)%	(10.40)%
August 2023	$13.52	$12.72	$13.89	$13.52	(1.91)%	(6.80)%
May 2023	$13.86	$13.00	$14.10	$13.61	1.21%	(5.55)%
February 2023	$15.19	$13.10	$14.17	$13.70	7.89%	(5.42)%
November 2022	$13.98	$12.44	$13.83	$13.01	3.63%	(5.03)%
August 2022	$14.98	$12.95	$14.39	$13.71	5.05%	(6.09)%
May 2022	$16.00	$13.30	$15.19	$13.70	8.04%	(6.43)%

The following table shows, as of February 29, 2024 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

February 29, 2024
NAV per Common Share	$ 13.98
Market Price	$ 13.11
Percentage of Premium/(Discount) to NAV per Common Share	(6.22)%
Net Assets Attributable to Common Shares	$ 88,968,854

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before February 29, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NAZ	$–
NAC	–
NKX	–
NCA	–
NXC	–

Shareholder Meeting Report

(Unaudited)

The annual meeting of shareholders was held on December 12, 2023 for NAZ, NAC, NKX and NCA; at this meeting the shareholders were asked to elect Board members.

	NAZ		NAC		NKX		NCA
	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
Approval of the Board Members was reached as follows:

Amy B.R. Lancellotta
For	7,908,417	–	85,504,922	–	30,051,022	–	21,719,238	–
Withhold	517,750	–	14,224,413	–	1,240,343	–	546.963	–
Total	8,426,167	–	99,729,335	–	31,291,365	–	22,266,201	–

John K. Nelson
For	7,909,909	–	85,468,067	–	29,969,491	–	21,702,492	–
Withhold	516,258	–	14,261,268	–	1,321,874	–	563,709	–
Total	8,426,167	–	99,729,335	–	31,291,365	–	22,266,201	–

Terence J. Toth
For	7,905,504	–	85,455,481	–	29,954,807	–	21,705,512	–
Withhold	520,663	–	14,273,854	–	1,336,558	–	560,689	–
Total	8,426,167	–	99,729,335	–	31,291,365	–	22,266,201	–

Robert L. Young
For	7,917,828	–	85,502,078	–	30,010,323	–	21,714,483	–
Withhold	508,339	–	14,227,257	–	1,281,042	–	551,718	–
Total	8,426,167	–	99,729,335	–	31,291,365	–	22,266,201	–

Albin F. Moschner
For	–	883	–	11,366	–	3,956	–	–
Withhold	–	–	–	–	–	–	–	–
Total	–	883	–	11,366	–	3,956	–	–

Margaret L. Wolff
For	–	883	–	11,366	–	3,956	–	–
Withhold	–	–	–	–	–	–	–	–
Total	–	883	–	11,366	–	3,956	–	–

Additional Fund Information

(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock

Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NAC	NKX	NCA	NXC
Common Shares Repurchased	5,500	13,000	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation Board (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	216

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.	195

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011- 2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008-2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010-2019); formerly, Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).	215

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA- CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.

James Nelson III 1976 730 Third Avenue New York, NY 10017	Vice President	2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, Risk, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	EAN-A-0224P	3479086-INV-Y-04/25

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
February 29, 2024	$30,400	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

February 28, 2023	$32,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
February 29, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

February 28, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
February 29, 2024	$0	$0	$0	$0
February 28, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an MA and PhD from the University of Chicago.

Kristen M. DeJong, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager responsible for managing taxable municipal fixed income strategies for customized institutional portfolios and closed-end funds. She began her career in the investment industry in 2005 and joined Nuveen Asset Management in 2008. Prior to her current role, she served as senior research analyst for Nuveen Asset Management’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining Nuveen, she was a financial advisor at Ameriprise Financial. She received her B.S. in Business from Miami University. Ms. DeJong holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	17	$14.36 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5 million
Kristen M. DeJong	Registered Investment Company	19	$16.31 billion
	Other Pooled Investment Vehicles	1	$72.49 million
	Other Accounts	30	$6.96 billion

* Assets are as of February 29, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NAC SECURITIES AS OF FEBRUARY 29, 2024

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott R. Romans	X
Kristen M. DeJong	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
MARCH 1-31, 2023	0	0.0000	0	14,470,000
APRIL 1-30, 2023	0	0.0000	0	14,470,000
MAY 1-31, 2023	0	0.0000	0	14,470,000
JUNE 1-30, 2023	0	0.0000	0	14,470,000
JULY 1-31, 2023	0	0.0000	0	14,470,000
AUGUST 1-31, 2023	0	0.0000	0	14,470,000
SEPTEMBER 1-30, 2023	13,000	9.9638	13,000	14,457,000
OCTOBER 1-31, 2023	0	0.0000	0	14,457,000
NOVEMBER 1-30, 2023	0	0.0000	0	14,457,000
DECEMBER 1-31, 2023	0	0.0000	0	14,457,000
JANUARY 1-31, 2024	0	0.0000	0	14,457,000
FEBRUARY 1-29, 2024	0	0.0000	0	14,457,000
TOTAL	13,000

* The registrant’s repurchase program, for the repurchase of 14,470,000 shares, was authorized on February 14th, 2023. The program was reauthorized for a maximum repurchase amount of 14,470,000 shares on February 28th, 2024. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Municipal Income Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: May 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 3, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 3, 2024